i

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-24062

Blue Owl Alternative Credit Fund
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, New York 10022
(Address of principal executive offices)
(212) 419-3000
(Registrant’s Area Code and Telephone Number)
Andrew C. Murphy
Blue Owl Alternative Credit Fund
399 Park Avenue
New York, New York 10022
(Name and address of agent for service)

Date of fiscal year end: December 31
Date of reporting period: December 31, 2025

ii
Item 1. Report to Shareholders
a.The annual report of the registrant for the period ended December 31, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment
Company Act of 1940, as amended (the “1940 Act”), is as follows:

Blue Owl Alternative Credit Fund
Annual Report
For the Period Ended December 31, 2025
iii

Blue Owl Alternative Credit Fund
Table of Contents
For the Period Ended December 31, 2025

Annual Shareholder Letter ...........................................................................................................................................................................	4
Performance Summary .................................................................................................................................................................................	6
Consolidated Statement of Assets and Liabilities as of December 31, 2025 ...............................................................................................	7
Consolidated Statement of Operations for the Period from March 7, 2025 (Commencement of Operations) to December 31, 2025	8
Consolidated Summary Schedule of Investments as of December 31, 2025 ...............................................................................................	9
Consolidated Statement of Changes in Net Assets for the Period from March 7, 2025 (Commencement of Operations) to December 31, 2025 ...	18
Consolidated Statement of Cash Flows for the Period from March 7, 2025 (Commencement of Operations) to December 31, 2025 ......	19
Consolidated Financial Highlights ...............................................................................................................................................................	20
Notes to Consolidated Financial Statements ................................................................................................................................................	21
Report of Independent Registered Public Accounting Firm ........................................................................................................................	47
Other Information .........................................................................................................................................................................................	48
Management of the Fund .............................................................................................................................................................................	48
Shareholder Privacy Notice ..........................................................................................................................................................................	50

Fund highlights

65
Total # of investments
93%
of investments in asset based finance
75%
of investments from repeat relationships

Blue Owl Alternative Credit Fund
Annual shareholder letter
February 2026
We are pleased to present the fiscal year 2025 Annual Report for the Blue Owl Alternative Credit
Fund (“OWLCX,” or the "Fund"). OWLCX is advised by Blue Owl Alternative Credit Advisors
II LLC (the “Adviser”).
The Fund aims to generate current income and, to a lesser extent, capital appreciation by investing primarily in non-traded asset-based finance (“ABF”) investments. We believe ABF investments can enhance portfolio diversification, having historically exhibited relatively low correlation with public credit, public equities, and private credit direct lending strategies. The
Fund delivered an unannualized total return of 7.83% for Class I(1) and 5.29% for Class U(1)
during fiscal year 2025. The Morningstar LSTA U.S. Leveraged Loan Index delivered an unannualized total return of 5.2% over the same time period as Class I and 2.3% over the same time period as Class U.
As of December 31, 2025, the Fund’s portfolio was comprised of 65 investments, 93% of which were attributable to various ABF strategies. Within ABF, OWLCX has primarily invested in specialty finance and asset leasing opportunities. These two ABF sectors – longstanding areas of focus for the Blue Owl Alternative Credit team – can offer attractive risk-adjusted yields, in part due to their short duration profiles and self-amortizing cashflows, which we believe can reduce the probability of capital loss events.
In the six months ending December 31, 2025, OWLCX’s portfolio grew by more than 50 investments. Deployment activity was particularly strong in December, reflecting a seasonal pattern that we have observed in prior years as well. Among other factors, increased December deal activity is often driven by counterparties seeking to optimize balance sheets prior to the fiscal year-end. We believe this deadline can create motivated counterparties prioritizing speed and certainty of execution above all else, creating favorable dynamics for capital providers such as OWLCX.
This trend continued in 2025, for example, when a repeat specialty finance counterparty of the
Fund reached out in November regarding the sale of a consumer installment loan portfolio from its balance sheet. As a public company, the counterparty was motivated to execute ahead of its year‑end reporting date. We engaged directly with the company given the existing relationship and our ability to execute efficiently on prior transactions with deep asset class expertise.
We quickly negotiated and closed the transaction ahead of year-end, and consistent with our general approach, the transaction was a structured solution, requiring loss-sharing from the seller and other risk-mitigating features. Additionally, we did not acquire the entire loan pool, but instead selectively purchased what our in-house data science team determined to be the highest quality loans made available by the counterparty. Despite negotiating what we believe to be buyer-friendly terms, we understand the counterparty was pleased to receive an effective balance sheet solution tailored to its specific needs. Transactions like this demonstrate the partnership orientation that drives long-term, repeat ABF relationships.
In addition to OWLCX’s primary focus on privately negotiated ABF investments, we believe the
Fund is also well positioned to capitalize on opportunities in the public asset‑backed securities
(“ABS”) market. Public ABS issuances allow originators and other asset owners to securitize assets, providing cost-efficient, fixed-rate, and often term-matched financing. Many of the Fund’s counterparties in its non-traded investments also raise capital as issuers in the public ABS markets, positioning OWLCX to invest in related public ABS opportunities.
Investor demand for public ABS was generally strong throughout 2025, and many deals were
“oversubscribed” as demand significantly exceeded issuance size. This drove public ABS spreads tighter, increasing the returns available to asset owners that utilize these financing structures.
While market tightness made it difficult for some investors to deploy capital in public ABS, the
Adviser has sought to leverage its longstanding relationships with originators to both contribute assets to securitizations and selectively purchase attractive public ABS issuances on behalf of the
Fund.

Blue Owl Alternative Credit Fund
Annual shareholder letter (continued)
February 2026
Looking ahead, the Adviser plans to build on the strong deployment momentum achieved in
2025, with a continued focus on specialty finance and asset leasing. Within leasing, the Adviser has recently executed several aviation-related transactions, sourcing opportunities directly through longstanding joint venture partnerships. We believe that the aviation sector continues to benefit from favorable supply-demand dynamics driven by inconsistent deliveries from aviation manufacturers alongside sustained consumer demand for air travel.
Beyond aviation, OWLCX has negotiated leases backed by mission-critical medical assets, including MRI and X ray machines. The current U.S. Presidential Administration’s extension of
100% bonus depreciation for qualifying equipment expenditures may further incentivize such investment, providing a potential tailwind for asset leasing activity. In our view, we are well positioned to capitalize on this opportunity, having executed hundreds of lease agreements across a wide range of asset types since the inception of Blue Owl Alternative Credit.
In specialty finance, we remain focused on deepening existing relationships with origination platforms. We currently maintain more than 60 active partnerships with non-bank lending platforms and have worked with over 100 since the inception of Blue Owl Alternative Credit. We believe these platforms value our partnership because, over time, we aim to develop a deep understanding of their unique operations, underwriting standards, and performance history, enabling investments to be underwritten with speed and certainty. Many of the Fund's investments are "repeat" transactions whereby existing agreements are either extended, upsized, or refinanced.
While the Fund’s primary focus in specialty finance remains on bilaterally negotiated investments, we are also an active participant in competitive and brokered processes. Given our longstanding industry relationships, we are often included early in these opportunities; however, the rate of execution for such processes is typically lower than in private transactions due to competitive dynamics.
Recently, we have elected not to pursue certain transactions where we believed that clearing terms did not offer sufficient downside protection. In some of these instances, transactions ultimately closed on terms where, in our view, even modest asset underperformance could have materially impacted investor outcomes. Accordingly, we believe these decisions to “pass” reflect disciplined underwriting rather than missed opportunities. We continue to perform bottom‑up analyses on relevant transactions, recognizing that pricing dynamics can evolve and that competing bidders may withdraw. At a minimum, these processes provide valuable market insight. Importantly, the Fund’s pipeline of repeatable opportunities with existing counterparties has, as of the date hereof, remained more than sufficient to meet deployment needs while maintaining a focus on limiting downside exposure.
On behalf of the Adviser, we thank you for your investment in OWLCX. We are honored to be stewards of your capital and excited about the outlook ahead.

(1) Class I shares commenced operations on March 7, 2025 and Class U shares commenced operations on
July 15, 2025. Total return is not annualized. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan), if any, divided by the beginning NAV per share.

Blue Owl Alternative Credit Fund
OWLCX Class I Performance Data(1)
Total Return Based on a $250,000 Initial Investment
The below graph compares a hypothetical $250,000 investment in the Fund’s Class I Shares
(which represents the minimum initial investment amount for such class of shares), made at its inception, with the same investment in the Morningstar LSTA U.S. Leveraged Loan Index,
Bloomberg U.S. Corporate High Yield Index, and 50% Morningstar LSTA U.S. Leveraged Loan
Index/50% Bloomberg U.S. Corporate High Yield Index. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance.  The indices listed are not intended to represent benchmarks for the
Fund, and instead are intended to allow for comparison of the Fund’s performance to that of commonly used indices. The Morningstar LSTA U.S. Leveraged Loan Index is intended to be an appropriate broad-based securities market index to which the Fund’s performance is compared.
The performance of the other classes of the Fund’s shares will be less than the performance shown in the graph below due to different expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by the Adviser; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value for the Period Ended December 31, 2025(8)
Class I(2)	7.8%
Class U(2)	5.3%
Morningstar LSTA U.S. Leveraged Loan Index(3)	5.2%(6) / 2.3%(7)
Bloomberg U.S. Corporate High Yield Index(4)	6.7%(6) / 4.0%(7)
50% Morningstar LSTA U.S. Leveraged Loan Index/50% Bloomberg U.S. Corporate High Yield Index(5)	6.0%(6) / 3.1%(7)

(1) Performance for the unmanaged indices does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund’s performance.
(2) Class I shares commenced operations on March 7, 2025. Class U shares commenced operations on July 15, 2025.
(3) The Morningstar LSTA U.S. Leveraged Loan Index is market value weighted and comprises constituents derived from U.S. dollar-denominated syndicated term leveraged loans that are held within top-tier institutional investor loan portfolios tracked by PitchBook LCD. An investor cannot make an investment directly in an index.

(4) The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield (i.e., the middle rating of Moody's, Fitch and S&P is
Ba1/BB+/BB+ or below), fixed-rate corporate bond market. An investor cannot make an investment directly in an index.

(5) In addition, the chart and table include a blended index of 50% Morningstar LSTA U.S. Leveraged Loan Index and 50% Bloomberg U.S. Corporate
High Yield Index, which seeks to better align with portfolio asset allocation.

(6) Represents performance for the period from inception of Class I shares through December 31, 2025.
(7) Represents performance for the period from inception of Class U shares through December 31, 2025.
(8) The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 212-419-3000.

Blue Owl Alternative Credit Fund
Consolidated Statement of Assets and Liabilities
As of December 31, 2025

December 31, 2025
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $1,130,518,230)	$1,132,295,974
Non-controlled, affiliated investments (amortized cost of $44,144,190)	45,626,076
Controlled, affiliated investments (amortized cost of $389,272,132)	378,905,365
Total investments at fair value (amortized cost of $1,563,934,552)	1,556,827,415
Cash	6,594,526
Interest receivable	10,489,393
Due from adviser(1)	6,220,421
Subscriptions receivable	16,177,444
Prepaid expenses and other assets	8,721,674
Derivative assets at fair value (including upfront payments of $7,700)	27,012
Total Assets	$1,605,057,885
Liabilities
Debt (net of unamortized debt issuance costs of $3,645,410)	$278,354,590
Payable for reverse repurchase agreements	50,125,000
Distribution payable	12,604,088
Payable to affiliates	209,925
Incentive fee payable	3,091,811
Management fee payable	902,014
Accrued expenses and other liabilities	12,403,489
Derivative liabilities at fair value	208,239
Total Liabilities	357,899,156
Commitments and contingencies (Note 9)
Net Assets
Paid-in-capital	1,259,565,874
Distributable earnings (losses)	(12,407,145)
Total Net Assets	1,247,158,729
Total Liabilities and Net Assets	$1,605,057,885

Class I shares of beneficial interest Net Asset Value, 103,638,237 shares issued and outstanding	$1,032,754,208
Class U shares of beneficial interest Net Asset Value, 21,515,774 shares issued and outstanding	$214,404,521
Net Asset Value Per Class I Share	$9.96
Net Asset Value Per Class U Share	$9.96
(1) See Note 4, Agreements and Related Party Transactions, for detail on Due from adviser under the terms of the Expense Limitation
Agreement.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Operations

Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$38,695,195
Dividend income	429,699
Other income	357,660
Total investment income from non-controlled, non-affiliated investments	39,482,554
Investment income from non-controlled, affiliated investments:
Dividend income	1,249,247
Total investment income from non-controlled, affiliated investments	1,249,247
Investment income from controlled, affiliated investments:
Dividend income	23,742,861
Total investment income from controlled, affiliated investments	23,742,861
Total Investment Income	64,474,662
Operating Expenses
Interest expense	2,701,954
Initial organization costs	1,607,309
Offering costs	1,055,272
Management fees	3,760,640
Incentive fees	5,399,785
Professional fees	3,677,040
Director’s fees	292,500
Shareholder servicing fees	655,048
Other general and administrative	3,268,593
Total Operating Expenses	22,418,141
Management fees waived(1)	(788,286)
Incentive fees waived(1)	(1,387,632)
Expenses waived by Adviser(1)	(7,433,983)
Net Operating Expenses	12,808,240
Other expenses(2)	1,655,026
Total Expenses	14,463,266
Net Investment Income (Loss) Before Taxes	50,011,396
Income tax expense (benefit), including excise tax expense (benefit)	150,000
Net Investment Income (Loss) After Taxes	$49,861,396
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$1,777,745
Non-controlled, affiliated investments	1,481,886
Controlled, affiliated investments	(10,366,768)
Derivative instruments	(188,927)
Total Net Change in Unrealized Gain (Loss)	(7,296,064)
Net realized gain (loss):
Non-controlled, non-affiliated investments	10,987,029
Controlled, affiliated investments	(121,960)
Derivative instruments	114,517
Foreign currency transactions and other transactions	(58,205)
Total Net Realized Gain (Loss)	10,921,381
Total Net Realized and Change in Unrealized Gain (Loss)	3,625,317
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$53,486,713
(1) See Note 4, Agreements and Related Party Transactions, for detail on Management Fees and Incentive Fees waived under the terms of the
Investment Advisory Agreement, as well as for expenses waived by Adviser under the terms of the Expense Limitation Agreement.
(2) Costs associated with special purpose vehicles (“SPVs”), such as accounting and servicing fees.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments
As of December 31, 2025

		Interest
Issuer/Borrower(1)(2)(11)(25)(32)	Investment	Ref. Rate	Rate/ Spread	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Non-controlled/non-affiliated investments
Asset Based Finance ("ABF")
Buildings and real estate
NY 36th Street Holdings LLC(7)	Second lien senior secured loan	S+	8.25%	11/2027	25,000,000	$24,761,678	$24,750,003
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class E Certificate(16)(36)	Asset-backed security	N/A	6.28%	12/2058	4,900,000	4,654,990	4,655,000
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class F Certificate(16)(36)	Asset-backed security	N/A	6.28%	12/2058	5,100,000	4,434,632	4,437,000
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class G Certificate(16)(36)	Asset-backed security	N/A	6.28%	12/2058	1,000,000	819,443	820,000
						34,670,743	34,662,003	2.8%
Commercial - credit cards
New Wave Capital Limited(17)(23)	First lien senior secured GBP revolving loan	SA+	8.50%	12/2028	£10,814,903	14,624,887	14,599,296
New Wave Capital Limited(7)	First lien senior secured revolving loan	S+	6.00%	05/2029	3,691,124	3,639,596	3,624,613
						18,264,483	18,223,909	1.5%
Commercial - other
U.S. Claims Litigation Funding, LLC(36)	Secured notes	N/A	10.25%	06/2030	32,000,000	29,902,887	30,080,000
						29,902,887	30,080,000	2.4%
Commercial - SME lending(35)
Various(38)(41)	ABF asset	N/A		01/2027 - 06/2027	105,806,437	98,238,720	98,031,055
OnDeck Asset Securitization IV, LLC 2025-2 Class D Note(16)(36)	Asset-backed security	N/A	8.58%	11/2032	11,200,000	11,198,507	11,198,481
						109,437,227	109,229,536	8.8%
Consumer - auto loans
GLS Auto Receivables Issuer Trust 2025-1 Series Certificate(10)(16)	Asset-backed security	N/A		03/2032	15,043	9,234,925	10,269,442
GLS Auto Receivables Issuer Trust 2025-2 Series Certificate(10)(16)	Asset-backed security	N/A		06/2032	14,996	14,554,452	14,722,227
GLS Auto Receivables Issuer Trust 2025-3 Class E Series Note(16)(33)(34)(36)	Asset-backed security	N/A	6.52%	08/2032	17,530,000	17,529,469	17,647,260
GLS Auto Receivables Issuer Trust 2025-3 Series Certificate(10)(16)	Asset-backed security	N/A		03/2030	35,683	24,504,248	24,581,568
GLS Auto Receivables Issuer Trust 2025-4 Class E Series Note(16)(33)(34)(36)	Asset-backed security	N/A	7.17%	12/2032	18,668,000	18,665,229	18,632,810
GLS Auto Receivables Issuer Trust 2025-4 Series Certificate(10)(16)	Asset-backed security	N/A		12/2032	38,475	27,319,404	27,314,074
						111,807,727	113,167,381	9.1%
Consumer - credit cards
Continental Finance Company, LLC(7)	First lien senior secured loan	S+	8.00%	03/2029	50,000,000	49,797,125	49,625,000
Continental Finance Credit Card ABS Master Trust Series 2025-A Class E Note(16)(36)	Asset-backed security	N/A	11.44%	12/2035	8,567,000	8,566,769	8,565,385
Continental Finance Credit Card ABS Master Trust Series 2025-A Class D Note(16)(36)	Asset-backed security	N/A	8.36%	12/2035	10,081,000	10,078,442	10,078,760
Mission Lane Credit Card Master Trust(7)(33)	First lien senior secured revolving loan	S+	6.50%	03/2030	2,631,579	2,556,086	2,523,204
						70,998,422	70,792,349	5.7%
Consumer - other
ACHD Trust 2025-DS1 Class B Note(16)(36)	Asset-backed security	N/A	9.38%	01/2034	2,500,000	2,499,979	2,499,834
ACHD Trust 2025-DS1 Class C Note(16)(36)	Asset-backed security	N/A	11.33%	01/2034	20,500,000	20,499,943	20,500,636
						22,999,922	23,000,470	1.8%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

		Interest
Issuer/Borrower(1)(2)(11)(25)(32)	Investment	Ref. Rate	Rate/ Spread	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Consumer - personal loans
CLP Issuer III, LLC(7)	First lien senior secured revolving loan	S+	6.50%	05/2028	74,531,250	74,069,279	73,782,137
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Class B Series Note(16)(36)	Asset-backed security	N/A	6.78%	09/2040	14,218,000	14,240,339	14,270,675
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Series Certificate(10)(16)	Asset-backed security	N/A		09/2040	1,000,000	30,468,590	30,696,251
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Class B Series Note(16)(36)	Asset-backed security	N/A	6.50%	11/2040	8,546,000	8,560,090	8,607,584
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Series Certificate(10)(16)	Asset-backed security	N/A		11/2040	1,000,000	20,516,935	20,548,179
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Class B Series Note(16)(36)	Asset-backed security	N/A	6.51%	01/2041	21,332,000	21,354,813	21,347,404
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Series Certificate(10)(16)	Asset-backed security	N/A		01/2041	1,000,000	56,994,117	57,087,583
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Class B Series Note(16)(36)	Asset-backed security	N/A	6.73%	02/2032	6,215,000	6,238,117	6,390,668
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Series Certificate(10)(16)	Asset-backed security	N/A		03/2040	1,000,000	8,660,609	8,194,903
Opportunity Funding SPE V, LLC(7)(33)	First lien senior secured revolving loan	S+	7.30%	02/2029	48,677,632	48,194,833	48,038,149
Various(36)(39)(41)	ABF asset	N/A	4.16% - 26.27%	08/2027 - 12/2032	186,562,204	189,974,783	188,891,652
Salary Finance Limited(17)(23)(33)	First lien senior secured GBP revolving loan	SA+	10.00%	10/2034	£6,825,000	9,098,356	9,129,423
Skylark Loans Limited(17)(23)(33)	Second lien senior secured GBP revolving loan	SA+	6.75%	10/2034	£11,741,969	15,663,760	15,710,652
SoFi Consumer Loan Program 2025-2 Trust Class D Note(16)(36)	Asset-backed security	N/A	5.62%	06/2034	1,389,000	1,391,913	1,389,415
SoFi Consumer Loan Program 2025-3 Trust Class D Note(16)(36)	Asset-backed security	N/A	5.35%	08/2034	930,000	929,865	934,891
Upgrade Warehouse Trust 2025-3(7)(33)	First lien senior secured revolving loan	S+	6.00%	12/2028	5,707,692	5,618,992	5,618,685
Upgrade Warehouse Trust 2025-3(30)(31)(33)	First lien senior secured CAD revolving loan	C+	6.38%	12/2028	C$5,000,000	3,609,879	3,620,281
Upstart Securitization Trust 2025-4 Class D Note(16)(36)	Asset-backed security	N/A	7.67%	11/2026	5,272,000	5,270,945	5,270,247
						520,856,215	519,528,779	41.7%
Equipment leasing
VCI Intermediate TopCo 1 LLC(16)	ABF equity	N/A		N/A	340,909	340,909	340,888
Heartland Dental, LLC(36)	Promissory note	N/A	10.97%	04/2029	3,031,030	3,045,247	3,053,852
Heartland Dental, LLC(36)	Promissory note	N/A	10.94%	06/2029	1,218,375	1,226,834	1,228,415
Heartland Dental, LLC(36)	Promissory note	N/A	9.25%	08/2029	4,272,456	4,272,456	4,274,644
Heartland Dental, LLC(36)	Promissory note	N/A	9.25%	10/2029	1,137,473	1,137,473	1,132,660
Pharmalogic Los Angeles, LLC(36)	Financing lease	N/A	10.20%	10/2032	4,015,964	4,015,964	3,980,550
Pharmalogic New York City, LLC(36)	Financing lease	N/A	10.18%	10/2030	388,864	388,864	386,591
VCI Asset Holdings LLC(36)	First lien senior secured loan	N/A	10.00%	11/2030	6,818,182	6,751,569	6,750,000
						21,179,316	21,147,600	1.7%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

		Interest
Issuer/Borrower(1)(2)(11)(25)(32)	Investment	Ref. Rate	Rate/ Spread	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Residential
Various(37)(40)(41)	ABF asset	N/A		N/A(28)	82,203,294	85,889,259	88,682,716
Point Securitization Trust 2025-2 A1 Note(16)(33)(34)(36)	Asset-backed security	N/A	5.75%	09/2055	31,893,416	31,951,993	31,801,467
Point Securitization Trust 2025-2 A2 Note(16)(36)(37)	Asset-backed security	N/A	7.00%	09/2055	9,500,000	9,554,287	9,506,560
Point Securitization Trust 2025-2 B1 Note(16)(36)(37)	Asset-backed security	N/A	7.00%	09/2055	9,300,000	8,128,410	8,073,087
Point Securitization Trust 2025-2 B2 Note(16)(36)(37)	Asset-backed security	N/A	5.50%	09/2055	9,156,767	7,286,520	7,224,624
Point Securitization Trust 2025-2 Series Certificate(10)(16)(37)	Asset-backed security	N/A		10/2055	21,083	10,957,102	10,624,020
						153,767,571	155,912,474	12.5%
Total non-controlled/non-affiliated asset based finance unfunded commitments (4)(12)(Note 4)						$—	$(71,603)	0.0%
Total non-controlled/non-affiliated asset based finance investments						$1,093,884,513	$1,095,672,898	87.9%

Corporate
Buildings and real estate
Associations Inc.(29)	First lien senior secured delayed draw term loan	S+	6.76%	07/2028	9,808,468	$9,810,078	$9,804,968
Associations Inc.(29)	First lien senior secured loan	S+	6.76%	07/2028	15,797,631	15,799,073	15,797,631
						25,609,151	25,602,599	2.1%
Total non-controlled/non-affiliated corporate unfunded commitments (4)(12)(Note 4)						$3,382	$(700)	0.0%
Total non-controlled/non-affiliated corporate investments						$25,612,533	$25,601,899	2.1%

Fund Solution Investments
LP interests
Valor CI Blocker Feeder LP(16)	Investment partnership	N/A		N/A	119,318	119,318	119,311
						119,318	119,311	0.0%
Total non-controlled/non-affiliated fund solution investments						$119,318	$119,311	0.0%
Total non-controlled/non-affiliated investments						$1,119,616,364	$1,121,394,108	89.9%

Non-controlled/affiliated investments
Asset Based Finance ("ABF")
Consumer - credit cards
CCI GPCC Syndicate LLC (5)(6)(13)(16)(33)	ABF equity	N/A		N/A	1,230,723	$1,230,723	$1,262,061
						1,230,723	1,262,061	0.1%
Total non-controlled/affiliated asset based finance investments						$1,230,723	$1,262,061	0.1%

Fund Solution Investments
LP interests
AgAmerica Lending LLC(13)(16)(33)	Investment partnership	N/A		N/A	42,555,736	$42,913,467	$44,364,015
						42,913,467	44,364,015	3.6%
Total non-controlled/affiliated fund solutions investments						$42,913,467	$44,364,015	3.6%
Total non-controlled/affiliated investments						$44,144,190	$45,626,076	3.6%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

		Interest
Issuer/Borrower(1)(2)(11)(25)(32)	Investment	Ref. Rate	Rate/ Spread	Maturity Date	Par/ Units(14)	Amortized Cost	Fair Value	% of Net Assets(15)
Controlled/affiliated investments
Asset Based Finance ("ABF")
Aircraft leasing
Blue Crest Aviation Partners 2025-1 LLC(6)(13)(16)	ABF equity	N/A		N/A	69,199,023	$69,199,023	$70,520,309
BOAC IAT Aviation Opco 1 LLC(5)(6)(13)(16)(33)	ABF equity	N/A		N/A	49,174,300	49,174,300	49,204,346
Contrail JV II LLC Sunrise Portfolio Offshore LLC(6)(13)(16)	ABF equity	N/A		N/A	18,022,642	18,434,273	19,607,992
Contrail JV II LLC Sunrise Portfolio Onshore LLC(6)(13)(16)(18)	ABF equity	N/A		N/A	8,192,752	8,617,256	9,044,691
						145,424,852	148,377,338	11.9%
Commercial - SME lending
BOAC Crevasse I LLC(5)(6)(13)(16)	ABF equity	N/A		N/A	34,236,090	34,236,090	30,949,117
						34,236,090	30,949,117	2.5%
Consumer - personal loans
ACM Uprise Direct 2024 LLC(5)(6)(13)(16)	ABF equity	N/A		N/A	32,410,838	32,410,838	32,274,388
BOAC AIF A4 Interval Pagani Depositor LLC(5)(6)(13)(16)	ABF equity	N/A		N/A	66,132,747	66,132,747	54,670,685
BOAC Up Owl Night E 2025 JV LLC(5)(6)(13)(16)	ABF equity	N/A		N/A	50,315,440	50,315,440	50,730,140
						148,859,025	137,675,213	11.0%
Equipment leasing
Blue Owl Leasing LLC(5)(6)(13)(16)	ABF equity	N/A		N/A	31,000,000	31,000,000	30,887,749
						31,000,000	30,887,749	2.5%
Total controlled/affiliated asset based finance investments						$359,519,967	$347,889,417	27.9%

Other
Pharmaceuticals
LSI Financing LLC(5)(6)(13)(16)	Common equity	N/A		N/A	29,752,165	$29,752,165	$31,015,948
						29,752,165	31,015,948	2.5%
Total controlled/affiliated other investments						$29,752,165	$31,015,948	2.5%
						$389,272,132	$378,905,365	30.4%
Short term investments
Blackrock Liquidity Funds Treasury Trust Fund - Administration Class(8)(9)	Short term investments	N/A	3.53%	N/A	6,724,194	$6,724,194	$6,724,194
State Street Institutional Liquid Reserves Government Money Market Fund - Investor Class(8)(9)	Short term investments	N/A	3.65%	N/A	4,177,672	4,177,672	4,177,672
						10,901,866	10,901,866	0.9%
Total short term investments						$10,901,866	$10,901,866	0.9%
Total investments						$1,563,934,552	$1,556,827,415	124.7%
Net Assets							$1,247,158,729	100.0%

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

Forward Foreign Currency Contracts as of December 31, 2025
		Amount to be Purchased		Amount to be Sold
Counterparty	Settlement Date	Notional	Currency	Notional	Currency	Unrealized Gain (Loss)
Silicon Valley Bank	3/26/2026	15,047,654	USD	11,259,000	GBP	$(93,030)
Silicon Valley Bank	12/11/2026	6,484,017	USD	4,813,000	GBP	19,312
Silicon Valley Bank	12/11/2026	9,499,301	USD	7,106,000	GBP	(45,307)
Silicon Valley Bank	12/11/2026	3,958,987	USD	2,958,000	GBP	(14,127)
Silicon Valley Bank	12/11/2026	7,881,838	USD	5,889,000	GBP	(28,125)
Silicon Valley Bank	12/15/2026	3,999,853	USD	5,457,000	CAD	(27,650)
Total Forward Foreign Currency Contracts						$(188,927)

Interest Rate Cap Transactions as of December 31, 2025
Counterparty	Termination Date	Notional Amount	Reference Rate	Cap Rate	Upfront Payments/ Receipts	Fair Value
Bank of America, N.A.	4/30/2026	$100,000,000	USD-SOFR	6.00%	$7,700	$7,700
Total Interest Rate Cap Transactions					$7,700	$7,700

(1)
Unless otherwise indicated, all investments are considered Level 3 investments. The value of each investment was determined using unobservable inputs as required to be notated by Article 12-12, footnote 9 of Regulation S-X.

(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight
Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement).

(3)	Reserved.
(4)	Position or portion thereof is a partially unfunded debt, ABF asset, or equity commitment. See Note 9 “Commitments and Contingencies”.

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

					Unfunded
Issuer/Borrower	Sub Asset Class	Commitment Type	Maturity Date(24)	Funded Commitment	Commitment	Fair Value
Non-controlled/non-affiliated - delayed draw term loan unfunded commitments
Associations Inc.	Buildings and real estate	First lien senior secured delayed draw term loan	07/2028	$9,808,468	$7,832,661	$—
Associations Inc.	Buildings and real estate	First lien senior secured delayed draw term loan	07/2028	—	1,481,855	(700)
Total non-controlled/non-affiliated - delayed draw term loans				$9,808,468	$9,314,516	$(700)

Non-controlled/non-affiliated - revolving debt unfunded commitments
CLP Issuer III, LLC	Consumer - personal loans	First lien senior secured revolving loan	05/2028	$74,531,250	$468,750	$—
Mission Lane Credit Card Master Trust	Consumer - credit cards	First lien senior secured revolving loan	03/2030	2,631,579	33,082,707	—
New Wave Capital Limited	Commercial - credit cards	First lien senior secured GBP revolving loan	12/2028	14,546,581	15,488,170	(52,715)
New Wave Capital Limited	Commercial - credit cards	First lien senior secured revolving loan	05/2029	3,691,124	3,566,076	—
Opportunity Funding SPE V, LLC	Consumer - personal loans	First lien senior secured revolving loan	02/2029	48,677,632	38,822,368	—
Salary Finance Limited	Consumer - personal loans	First lien senior secured GBP revolving loan	10/2034	9,179,964	2,983,488	(10,155)
Skylark Loans Limited	Consumer - personal loans	Second lien senior secured GBP revolving loan	10/2034	15,793,531	2,565,703	(8,733)
Upgrade Warehouse Trust 2025-3	Consumer - personal loans	First lien senior secured revolving loan	12/2028	5,707,692	6,292,308	—
Total non-controlled/non-affiliated - revolving debt				$174,759,353	$103,269,570	$(71,603)
Non-controlled/non-affiliated - ABF asset unfunded commitments(26)
Various	Commercial - SME lending	ABF asset	01/2027 - 06/2027	$133,394,442	$190,605,558	$—
Various	Residential	ABF asset	N/A	31,109,791	48,890,209	—
Total non-controlled/non-affiliated - ABF asset				$164,504,233	$239,495,767	$—
Non-controlled/affiliated - ABF equity unfunded commitments
ACM Uprise Direct 2024 LLC(a)	Consumer - personal loans	ABF equity	N/A	$32,410,838	$2,184,618	$—
Total non controlled/affiliated - ABF equity				$32,410,838	$2,184,618	$—
Total				$381,482,892	$354,264,471	$(72,303)

(a)	Funded commitment includes recoverable distributions.

(5)	Investment measured at net asset value (“NAV”).
(6)	Underlying investments generate net investment income, which is distributed periodically.
(7)	The interest rate on these investments is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(8)	Short term investments (Level 1 investment) represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(9)	7-day effective yield as of December 31, 2025.
(10)
Considered equity positions in the vehicles held which are not rated. These positions are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities, less contractual payments and expenses. An estimated yield is accrued based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(11)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which Blue Owl Alternative Credit Fund (the "Fund") owns less than 5% of the company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such company.

(12)	The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.
(13)
The Fund is deemed to be an “affiliated person” (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of this company as the Fund either has common control with affiliates, has the power to exercise control over the management or policies of such company ("controlled affiliates") or the Fund owns more than 5% but less than 25% of the company’s voting securities (“non-controlled affiliates”). Transactions related to investments in non-controlled affiliates and controlled affiliates for the period ended December 31, 2025 were as follows:

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

Issuer/Borrower	Fair Value as of March 7, 2025 (Commencement of Operations)	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/ (Loss)	Realized Gain/ (Loss)	Fair Value as of December 31, 2025	Dividend Income
Non-Controlled Affiliates
AgAmerica Lending LLC	$—	$42,913,467	$—	$1,450,548	$—	$44,364,015	$1,249,247
CCI GPCC Syndicate LLC	—	1,230,723	—	31,338	—	1,262,061	—
Total	$—	$44,144,190	$—	$1,481,886	$—	$45,626,076	$1,249,247

Controlled Affiliates
ACM Uprise Direct 2024 LLC	$—	$42,662,394	$(10,251,556)	$(136,450)	$—	$32,274,388	$2,450,924
Blue Crest Aviation Partners 2025-1 LLC	—	74,644,023	(5,445,000)	1,321,286	—	70,520,309	—
Blue Owl Leasing LLC	—	31,000,000	—	(112,251)	—	30,887,749	—
BOAC AIF A4 Interval Pagani Depositor LLC	—	66,132,747	—	(11,462,062)	—	54,670,685	14,847,515
BOAC Crevasse I LLC	—	57,805,150	(23,569,060)	(3,286,973)	—	30,949,117	5,437,034
BOAC IAT Aviation Opco 1 LLC	—	49,174,300	—	30,046	—	49,204,346	—
BOAC Up Owl Night E 2025 JV LLC	—	50,315,440	—	414,700	—	50,730,140	—
Contrail JV II LLC Sunrise Portfolio Offshore LLC	—	18,434,274	—	1,173,718	—	19,607,992	—
Contrail JV II LLC Sunrise Portfolio Onshore LLC	—	8,872,946	(255,690)	427,435	—	9,044,691	—
LSI Financing LLC	—	41,872,279	(12,120,114)	1,263,783	—	31,015,948	1,007,388
Total	$—	$440,913,553	$(51,641,420)	$(10,366,768)	$—	$378,905,365	$23,742,861

(a)
Gross additions may include increases in the cost basis of investments resulting from new investments, additional contributions, amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing company into this non-controlled affiliated category from a different category.

(b)
Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(14)	Par/Units is denominated in USD (“$”) unless otherwise noted as denominated in British Pound (“£”) or Canadian Dollars ("CAD")
(15)	Totals presented may differ than actuals due to rounding.
(16)
Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and may be deemed to be “restricted security” under the Securities Act. As of December 31, 2025, the aggregate fair value of these securities is $842,881,675, or 67.6% of the Fund’s net assets. The acquisition dates of the restricted securities are as follows:

Issuer/Borrower	Investment	Acquisition Date
ACHD Trust 2025-DS1 Class B Note	Asset-backed security	12/2025
ACHD Trust 2025-DS1 Class C Note	Asset-backed security	12/2025
ACM Uprise Direct 2024 LLC	ABF equity	05/2025
AgAmerica Lending LLC	Investment partnership	07/2025
Blue Crest Aviation Partners 2025-1 LLC	ABF equity	09/2025
Blue Owl Leasing LLC	ABF equity	10/2025
BOAC AIF A4 Interval Pagani Depositor LLC	ABF equity	05/2025
BOAC Crevasse I LLC	ABF equity	06/2025
BOAC IAT Aviation Opco 1 LLC	ABF equity	12/2025

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

Issuer/Borrower	Investment	Acquisition Date
BOAC Up Owl Night E 2025 JV LLC	ABF equity	12/2025
VCI Intermediate TopCo 1 LLC	ABF equity	11/2025
CCI GPCC Syndicate LLC	ABF equity	12/2025
Continental Finance Credit Card ABS Master Trust Series 2025-A Class E Note	Asset-backed security	12/2025
Continental Finance Credit Card ABS Master Trust Series 2025-A Class D Note	Asset-backed security	12/2025
Contrail JV II LLC Sunrise Portfolio Offshore LLC	ABF equity	07/2025
Contrail JV II LLC Sunrise Portfolio Onshore LLC	ABF equity	07/2025
GLS Auto Receivables Issuer Trust 2025-1 Series Certificate	Asset-backed security	05/2025
GLS Auto Receivables Issuer Trust 2025-2 Series Certificate	Asset-backed security	05/2025
GLS Auto Receivables Issuer Trust 2025-3 Class E Series Note	Asset-backed security	08/2025
GLS Auto Receivables Issuer Trust 2025-3 Series Certificate	Asset-backed security	08/2025
GLS Auto Receivables Issuer Trust 2025-4 Class E Series Note	Asset-backed security	11/2025
GLS Auto Receivables Issuer Trust 2025-4 Series Certificate	Asset-backed security	11/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Class B Series Note	Asset-backed security	08/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P11 Series Certificate	Asset-backed security	08/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Class B Series Note	Asset-backed security	09/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P14 Series Certificate	Asset-backed security	09/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Class B Series Note	Asset-backed security	11/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-P16 Series Certificate	Asset-backed security	11/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Class B Series Note	Asset-backed security	05/2025
LendingClub Structured Loan Certificate Issuer Trust, Series 2025-RP1 Series Certificate	Asset-backed security	05/2025
LSI Financing LLC	Common equity	07/2025
OnDeck Asset Securitization IV, LLC 2025-2 Class D Note	Asset-backed security	11/2025
Point Securitization Trust 2025-2 A1 Note	Asset-backed security	10/2025
Point Securitization Trust 2025-2 A2 Note	Asset-backed security	10/2025
Point Securitization Trust 2025-2 B1 Note	Asset-backed security	10/2025
Point Securitization Trust 2025-2 B2 Note	Asset-backed security	10/2025
Point Securitization Trust 2025-2 Series Certificate	Asset-backed security	10/2025
SoFi Consumer Loan Program 2025-2 Trust Class D Note	Asset-backed security	06/2025
SoFi Consumer Loan Program 2025-3 Trust Class D Note	Asset-backed security	08/2025
Upstart Securitization Trust 2025-4 Class D Note	Asset-backed security	11/2025
Valor CI Blocker Feeder LP	Investment partnership	11/2025
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class E Certificate	Asset-backed security	12/2025
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class F Certificate	Asset-backed security	12/2025
Wells Fargo Commercial Mortgage Trust 2025-5C7 Class G Certificate	Asset-backed security	12/2025

Blue Owl Alternative Credit Fund
Consolidated Summary Schedule of Investments - Continued
As of December 31, 2025

(17)	The interest rate on these investments is subject to SONIA, which as of December 31, 2025 was 3.73%.
(18)	The Fund invests in this company through blocker entity OWLCX Sunrise Onshore 7x LLC.
(19)	Reserved.
(20)	Reserved.
(21)	Reserved.
(22)	Reserved.
(23)	Domiciled in the United Kingdom.
(24)	The date disclosed represents the commitment period of the unfunded loan. Upon expiration of the commitment period, the funded portion of the loan may be subject to a longer maturity date.
(25)	Unless otherwise indicated, all investments are domiciled in the United States.
(26)
The Fund has entered into forward flow arrangements that require the purchase of certain ABF assets. These unfunded commitments are subject to specific maximum monthly purchase amounts and are not structured as funding-
on-demand obligations of the alternative lending platforms.

(27)	Reserved.
(28)	Home equity investments will be realized upon the sale or refinancing of the underlying homes, portfolio sales, or through securitization.
(29)	The interest rate on these investments is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(30)	The interest rate on these investments is subject to 1 month CORRA, which as of December 31, 2025 was 2.30%.
(31)	Domiciled in Canada.
(32)	Unless otherwise indicated, the Fund's investment is pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I, or SPV Asset Facility II.
(33)	The Fund's investment is not pledged as collateral supporting the amounts outstanding under the Revolving Credit Facility, SPV Asset Facility I, or SPV Asset Facility II.
(34)	The Fund's investment is pledged as collateral supporting the amounts outstanding under the payable for reverse repurchase agreements.
(35)	"SME" means small and medium-sized enterprises.
(36)	Investment does not contain a variable rate structure.
(37)	The Fund holds various individual home equity investments through OWLCX REIT LLC.
(38)
The Fund owns various individual SME loans, purchased through forward flow arrangements, through consolidated Special Purpose Vehicles ("SPVs") (see additional information in Note 2: "Significant Accounting Policies").
Information on the entire pool of assets can be found in Item 6.

(39)
The Fund owns various individual consumer personal loans, purchased through forward flow arrangements, through consolidated SPVs (see additional information in Note 2: "Significant Accounting Policies"). Information on the
entire pool of assets can be found in Item 6.

(40)
The Fund owns various individual home equity investments, purchased through forward flow arrangements, through consolidated SPVs (see additional information in Note 2: "Significant Accounting Policies"). Information on the
entire pool of assets can be found in Item 6.

(41)	Investment is subject to a forward flow arrangement. See Note 2 "Significant Accounting Policies".

Blue Owl Alternative Credit Fund
Consolidated Statement of Changes in Net Assets

Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$49,861,396
Net change in unrealized gain (loss)	(7,296,064)
Net realized gain (loss)	10,921,381
Net increase (Decrease) in net assets resulting from Operations	53,486,713
Distributions to Shareholders
Class I	(49,262,626)
Class I-F	(5,647,121)
Class U	(10,461,414)
Class U-F	(1,153,861)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(66,525,022)
Capital Share Transactions
Class I-F (1):
Issuance of shares of beneficial interest	696,621,490
Share transfers between classes	(698,205,411)
Reinvestment of shareholders’ distributions	1,954,960
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I-F	371,039
Class U-F (1):
Issuance of shares of beneficial interest	178,619,636
Share transfers between classes	(179,535,041)
Reinvestment of shareholders’ distributions	806,015
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class U-F	(109,390)
Class I:
Issuance of shares of beneficial interest	324,065,109
Share transfers between classes	698,205,411
Repurchased shares of beneficial interest	(641)
Reinvestment of shareholders’ distributions	21,194,497
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I	1,043,464,376
Class U:
Issuance of shares of beneficial interest	29,625,378
Share transfers between classes	179,535,041
Repurchased shares of beneficial interest (2)	(127,520)
Reinvestment of shareholders’ distributions	7,438,114
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class U	$216,471,013
Total Increase (Decrease) in Net Assets	1,247,158,729
Net Assets, at beginning of period	—
Net Assets, at end of period	$1,247,158,729
(1) Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the
Fund's shares on August 29, 2025, Class I-F and Class U-F shares were reclassified as Class I and Class U shares, respectively.
(2) Repurchased amount is net of the 2.00% early repurchase fee.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Cash Flows

Period From March 7, 2025 (Commencement of Operations) to December 31, 2025
Cash Flows from Operating Activities	$53,486,713
Net Increase (Decrease) in Net Assets Resulting from Operations
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(1,812,434,759)
Proceeds from investments, net	259,780,387
Upfront payment made for derivative instruments	(7,700)
Net change in unrealized (gain) loss on investments	7,107,137
Net change in unrealized (gain) loss on derivative instruments	188,927
Net realized gain (loss) on investments	(10,865,069)
Net amortization/accretion of premium/discount on investments	(415,111)
Amortization of debt issuance costs	242,884
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(10,489,393)
(Increase) decrease in due from adviser	(6,220,421)
(Increase) decrease in prepaid expenses and other assets	(8,721,674)
Increase (decrease) in incentive fee payable	3,091,811
Increase (decrease) in management fee payable	902,014
Increase (decrease) in accrued expenses and other liabilities	12,403,489
Increase (decrease) in payables to affiliate	209,925
Net cash used in operating activities	(1,511,740,841)
Cash Flows from Financing Activities
Borrowings on debt	309,979,818
Repayments of debt	(27,979,818)
Proceeds from reverse repurchase agreements	50,125,000
Debt issuance costs paid	(3,888,294)
Proceeds from issuance of shares of beneficial interest	1,212,754,169
Repurchases of shares of beneficial interest	(128,161)
Cash distributions paid to shareholders	(22,527,348)
Net cash provided by financing activities	1,518,335,366
Net increase (decrease) in cash	6,594,526
Cash, beginning of period	—
Cash, end of period	$6,594,526

Supplemental and Non-Cash Information
Interest paid during the period	$904,740
Reinvestment of distributions during the period	$31,393,586
Taxes, including excise tax, paid during the period	$—
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Financial Highlights

	For the period from March 7, 2025 (Commencement of Operations) to December 31, 2025
	Class I(6)	Class U(6) (7)
Per share data:
Net asset value, at beginning of period	$10.00	$10.05
Results of operations:
Net investment income (loss)(1)	0.96	0.47
Net realized and unrealized gain (loss)(2)	0.28	0.06
Net increase (decrease) in net assets resulting from operations	$1.24	$0.53
Shareholder distributions:(1)
Distributions from net investment income	(0.96)	(0.47)
Distributions from realized gains	(0.21)	(0.10)
Distributions in excess of net investment income and realized gains	(0.11)	(0.05)
Net decrease in net assets from shareholders’ distributions	$(1.28)	$(0.62)
Total increase (decrease) in net assets	(0.04)	(0.09)
Net asset value, at end of period	$9.96	$9.96

Total return(3)	7.8%	5.3%

Ratios
Ratio of operating expenses to average daily net assets before expense waivers(4)(5)	5.0%	4.6%
Ratio of net operating expenses to average daily net assets after expense waivers(4)(5)	2.8%	3.6%
Ratio of net investment income to average daily net assets(5)	11.5%	9.8%
Portfolio turnover rate(8)	40.0%	40.0%

Supplemental Data
Daily average shares outstanding	42,870,436	18,656,627
Shares outstanding, end of period	103,638,237	21,515,774
Net assets, end of period	$1,032,754,208	$214,404,521
(1)The per share data was derived using the daily average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)Total return is not annualized. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund's dividend reinvestment plan), if any, divided by the beginning NAV per share.
(4)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the period ended December 31, 2025, the total operating expenses (excluding interest expense, management fees, incentive fees, and shareholder servicing fees) to average daily net assets were 2.3% and 1.3% for Class I and Class
U, respectively, prior to expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any. For the period ended
December 31, 2025, the total operating expenses (excluding interest expense, management fees, incentive fees, and shareholder servicing fees) to average daily net assets were 0.5% and 0.5% for Class I and Class U, respectively, after factoring in expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any.
(5)The ratio reflects an annualized amount, except in the case of non-recurring expenses including organization and offering expenses.
(6)Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the
Fund's shares on August 29, 2025, Class I-F and Class U-F shares were reclassified as Class I and Class U shares, respectively.
(7)For the period from July 15, 2025 (inception of offering) through December 31, 2025.
(8)Portfolio turnover rate is calculated at the Fund level.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements
Note 1. Organization
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust formed on January 14, 2025. The Fund commenced operations on March 7, 2025. The Fund is registered as a non-diversified, closed-end management investment company under the
Investment Company Act of 1940, as amended (the “1940 Act”). Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and is responsible for the day-to-day management of the
Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment
Advisers Act of 1940, as amended. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).
The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund intends primarily to employ a flexible mandate and dynamically allocate assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.
The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding
Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders of the Fund (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”)  under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its tax year ending
December 31, 2025 and for each taxable year thereafter. Because the Fund intends to elect to be regulated as a RIC under the Code, the Fund’s portfolio is subject to diversification and other requirements.
The Fund received an exemptive order that permits it to offer multiple classes of shares of beneficial interest and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. During the fiscal period ended December
31, 2025, the Fund completed a private offering to certain accredited investors of Class I-F, Class S-F and Class U-F Shares.
Following the completion of the private offering of the Shares and prior to the commencement of the public offering of the Shares on
August 29, 2025, Class I-F, Class S-F and Class U-F shares were reclassified as Class I, Class S and Class U shares, respectively. The
Fund currently offers three separate classes of Shares designated as Class S Shares, Class U Shares and Class I Shares, and the Fund
may offer additional classes of Shares in the future.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the
opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Consolidation
As provided under Regulation S-X and ASC Topic 946 - Financial Services - Investment Companies, the Fund will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries listed below in its consolidated financial statements (each, a “Subsidiary”). All significant intercompany balances and transactions have been eliminated in consolidation.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
The Fund has consolidated the following Subsidiaries as of December 31, 2025:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Fund's Total Net Assets
BOAC SQ 2025L IF Purchaser LLC	6/26/2025	$38,060,005	3.05%
OWLCX REIT LLC	6/27/2025	$124,820,872	10.01%
OWLCX Sunrise Onshore 7X LLC	6/27/2025	$9,044,691	0.73%
OWLCX SF 2025L Purchaser Trust	8/4/2025	$96,440,801	7.73%
BOACF Blocker LLC	11/14/2025	$340,888	0.03%
BO OWLCX GPCC BI LLC	11/26/2025	$434,765	0.03%
BO OWLCX GPCC GI Ltd.	11/26/2025	$827,296	0.07%
OWLCX Cayman Holdco Ltd.	11/26/2025	$159,891,838	12.82%
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents consists of deposits held at a custodian bank and highly liquid investments with maturities of three or fewer months at the time of acquisition. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, responsible for such determination.
The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-
party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Fund’s investments, including: the estimated enterprise value of a portfolio investment (i.e., the total fair value of the portfolio investment’s debt and equity), the nature and realizable value of any collateral, the portfolio investment’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio investment does business, a comparison of the portfolio investment’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate the valuation of investments.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
The value of the Fund’s investments will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser generally will value the Fund’s  investments in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements.
ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.  Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC
820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
• Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
• Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
The Fund applies the practical expedient provided by ASC Topic 820 relating to investments in entities such as Special Purpose
Vehicles (“SPVs”) and private investment companies that calculate net asset value (“NAV”) per share (or its equivalent). ASC Topic
820 permits an entity holding investments in certain entities that either are investment companies, or have attributes similar to an investment company, and calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. Investments valued using
NAV per share as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
If the practical expedient NAV is not as of the reporting entity’s measurement date, the NAV should be adjusted to reflect any significant event that may change the valuation.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. Consistent with its valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Foreign Currency
Foreign currency amounts are translated into U.S. dollars on the following basis:
•cash, fair value of investments, outstanding debt, other assets and liabilities: at the spot exchange rate on the last business day of the period; and
•purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Forward Foreign Currency Contracts
Forward foreign currency contracts are recognized at fair value through current period gains or losses on the date on which the contract is entered into and are subsequently re-measured at fair value. All forward purchase agreements are carried as assets when fair value is positive and as liabilities when fair value is negative. A forward foreign currency contract is derecognized when the obligation specified in the contract is discharged, canceled, or expired.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the straight-line method, provided that the results are not materially different from those obtained using the effective yield method. The amortized cost of investments reflects the original purchase price adjusted for any accretion or amortization of discounts or premiums. In the event of a loan or debt security prepayment, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income in the period in which the prepayment occurs.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full.
Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding the loan’s collectability. Non-
accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on equity securities is recorded on the record date for private portfolio investments or on the ex-dividend date for publicly-traded portfolio investments, if any. Distributions received from SPVs, ABF equity investments, private investment companies, or secondary limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.
Residual tranches of asset-backed securities (“ABS”) recognize interest income by using the effective interest methodology based on an effective yield to maturity utilizing projected cash flow, in accordance with ASC Topic 325-40, Beneficial Interest in
Securitized Financial Assets.
The Fund acquires various assets, including consumer loan receivables, SME receivables, and home equity investments (“HEIs”)
from multiple alternative lending platforms (“Platforms”) at specifically negotiated prices and terms through forward flow arrangements. Platforms that the Fund acquires loans, receivables, and other assets from include SoFi, Pagaya, Square, Everest,
Upstart, Point Digital and Splitero.
The Fund invests in HEIs, which are contractual agreements that provide homeowners with upfront cash in exchange for a percentage of the future appreciation in the value of their homes. HEIs do not have a fixed maturity date or a stated coupon rate. HEIs will be realized upon the sale or refinancing of the underlying homes, portfolio sales, or through securitization. The Fund classifies
HEIs as other financial assets under ASC Topic 946 and measures them at fair value through earnings.
The Fund provides working capital advances to SMEs through the purchase of a specified amount of the business’s future receivables. Interest income from purchased future receivables is recognized when collections are received under each contract. The allocation of each amount received is determined by apportioning the collections based on the factor (discount) rate specified in the business’s contract. The Fund believes this methodology best reflects the effective interest method for these investments.
The Fund invests in arrangements where it provides financing to a lessee for the lease of an asset. Under a financing lease, substantially all risks and rewards of ownership are transferred to the lessee, and the Fund recognizes interest income over the lease term using the effective interest method.
Other Income
From time to time, the Fund may receive fees for services provided to portfolio investments. These fees are generally only available to the Fund as a result of closing investments, are generally paid at the closing of the investments, are generally non-
recurring and are recognized as revenue when earned upon closing of the investment. The services that the Fund provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Fund’s portfolio investments.
Organizational Expenses
Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Offering Expenses
Costs associated with the offering of the Shares are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence
(no earlier than commencement of operations). Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the offering of the Shares, the preparation of the
Fund’s registration statement, and registration fees.
Debt Issuance Costs
The Fund records origination and other expenses related to its debt obligations as debt issuance costs. These expenses are deferred and amortized utilizing the effective yield method, over the life of the related debt instrument. Debt issuance costs are presented on the
Consolidated Statements of Assets and Liabilities as a direct deduction from the debt liability. In circumstances in which there is not an associated debt liability amount recorded in the consolidated financial statements when the debt issuance costs are incurred, such debt issuance costs will be reported on the Consolidated Statements of Assets and Liabilities as an asset until the debt liability is recorded.
Reimbursement of Transaction-Related Expenses
The Fund may receive reimbursement for certain transaction-related expenses in pursuing investments. Transaction-related expenses, which are generally expected to be reimbursed by the Fund’s portfolio companies, are typically deferred until the transaction is consummated and are recorded in prepaid expenses and other assets on the date incurred. The costs of successfully completed investments not otherwise reimbursed are borne by the Fund and are included as a component of the investment’s cost basis.
Cash advances received in respect of transaction-related expenses are recorded as cash with an offset to accrued expenses and other liabilities. Accrued expenses and other liabilities are relieved as reimbursable expenses are incurred.
Income Taxes
The Fund intends to elect to be treated as a RIC under the Internal Revenue Code of 1986, as amended, for the taxable period ending December 31, 2025 and intends to qualify as a RIC annually. So long as the Fund maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Instead, any tax liability related to income earned and distributed by the
Fund represents obligations of the Fund`s investors and will not be reflected in the consolidated financial statements of the Fund.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its
“investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-
term capital gains over its realized net long-term capital losses. In order for the Fund not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October
31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Fund, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Income and Expense Allocations
Income and realized and unrealized capital gains and losses are allocated to each class of Shares of the Fund on the basis of the aggregate net asset value of that class in relation to the aggregate net asset value of the Fund.
Expenses that are common to all Share classes are borne by each class of Shares based on the net assets of the Fund attributable to each class. Expenses that are specific to a class of Shares are allocated to such class either directly or through the distribution and/or servicing fees paid pursuant to the Fund’s distribution and servicing plan.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Distributions to Shareholders
The Fund intends to declare income distributions daily and distribute them to Shareholders monthly in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the period. Any long-term and short-term capital gains will be paid out as permitted by the 1940 Act or any exemptive relief provided by the SEC. The distribution rate that the
Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund's undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any preferred shares issued by the Fund). As portfolio and market conditions change, the rate of distributions on the Shares and the Fund's distribution policy could change.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.
The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in structured and/or securitized products or vehicles and/or direct investments and expense reimbursements from the Adviser. The Fund does not intend to establish limits on the amount of funds the Fund may use from available sources to make distributions.
Segment Reporting
In accordance with ASC Topic 280 – “Segment Reporting (ASC 280),” the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income, and to a lesser extent, capital appreciation through debt and equity investments. The chief operating decision maker
(“CODM”) is comprised of the Fund’s chief executive officer and chief financial officer and assesses the performance and make operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholder’s equity resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying balance sheet as “total assets” and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
New Accounting Pronouncements
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates annual income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. The Fund adopted ASU 2023-09 effective December 31, 2025, and concluded the adoption of the standard had no material impact on the consolidated financial statements of the Fund.
In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense
Disaggregation Disclosures (Subtopic 2200-40),” which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU
2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15,
2027. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.
Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Note 3. Risk Factors
In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists. See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A significant amount of the Fund's investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser (who may consider, as one input among others, certain procedures performed by one or more independent valuation firms, if any).
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Fund's determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult to value accurately the Fund's portfolio investments and could lead to undervaluation or overvaluation of the Fund's interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. There can be no assurance that valuation decisions with respect to an investment will represent the value realized by the Fund on the eventual disposition of such investment or that would, in fact, be realized upon an immediate disposition of such investment on the date of its valuation.
The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee and
Incentive Fee payable by the Fund, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.
The number of Shares a Shareholder will receive will be based on the Fund's most recent NAV, which may not be ascertainable at the time a prospective investor submits a subscription agreement to purchase Shares.
Credit Risk
One of the fundamental risks associated with the Fund's investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund's return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.
Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund's fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in leveraged loans, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.
Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer's ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
High-Yield Securities
The Fund may invest in unrated and “below investment grade” loans, securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings (also known as “high-yield” or “junk” bonds). These loans, securities and obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.
Asset-Backed Securities Risk
The investment characteristics of ABS and mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments
(including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying ABS and mortgage-backed securities will be affected by a variety of factors.
ABS which represent an interest in a pool of assets such as credit card receivables, automobile loans or home equity loans, have yield and maturity characteristics corresponding to their underlying assets. The risk of each ABS depends both on the underlying assets and the legal structure of such security. (For example, credit card receivables are generally unsecured and the debtors entitled to the protection of a number of state and federal consumer credit laws.) Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and including assets such as unsecured consumer or other receivables, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments, are securitized in pass-through structures. Through collateralized debt obligations (“CDOs”), CLOs and/or other types of structured or securitized products, the Fund may invest in these and other types of ABS that may be developed in the future.
There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain ABS include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of ABS can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of
ABS generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.
The risk of investing in consumer or commercial ABS is ultimately dependent upon payment of loans by the debtor. The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-
backed securities, ABS are often backed by a pool of assets, such as loans, receivables, leases, and other financial assets, representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market's perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the assets or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
Risks Related to Investments in Loans
The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund's loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. Also, much of the collateral will be

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the
Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
The portfolio may include first lien senior secured, second and third lien loans, unsecured loans, and any other loans.
Transportation Finance Risk
The Fund may invest in transportation finance-related instruments, including transactions involving the acquisition, securitization, financing or leasing of financial instruments that are directly or indirectly related to or backed by aircraft, railcars, locomotives, vessels, or fleet vehicles. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world's economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Consumer Risk
The Fund may invest in consumer loans (or ABS backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales.
The occurrence of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the ABS backed by consumer loans) in which the Fund may invest.
Marketplace Lending Risk
Marketplace lending allows lenders to make loans via a centralized, often online, platform (the “Platform”). In most Platform programs, a bank originates the loans which after sale to investors are serviced by the operator of the marketplace Platform. The borrowers on such Platforms are a wide range of individuals and businesses, and the Fund's ability to assess their creditworthiness may be limited. In the event of a default, certain lending Platforms offer lenders almost no chance of recovery. In addition, marketplace loans are relatively illiquid investments. In many cases it is difficult or impossible for the lender to get its money back before a loan matures, even absent a default.
These lending models and systems are also subject to increasing regulatory risk, as several federal and state regulators have examined the possibility of regulating them as well as the banks with which they often partner. Such regulations could result in increased compliance costs for these systems and a lessened ability for them to make loans on a cost effective basis, or could ultimately eliminate their ability to make such loans entirely.
Risks in Equipment Leasing and Lending Against Equipment
The Fund may engage in equipment leasing, which may expose the Fund to considerable risk. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. These risks may be exacerbated in the case of lessee bankruptcy. Further, it may be difficult to re-lease or sell retrieved equipment, depending on market conditions, especially if such equipment is outdated or has been misused. Financing leases in which the lessee pays the value of the leased equipment over the lease term and has the option to purchase the equipment for no or nominal consideration can be considered commercial loans and present additional compliance risks for the Fund.
Aircraft and Aviation Industry Risk
The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry. Airline business and results of operations are significantly impacted by general economic and industry conditions. The airline industry is highly cyclical, and the level of demand for air travel is correlated to the strength of the U.S. and global economies. Robust demand for air transportation services depends on favorable economic conditions, including the strength of the domestic and foreign economies, low unemployment

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
levels, strong consumer confidence levels and the availability of consumer and business credit. In addition, airlines are subject to extensive regulatory oversight. Compliance with U.S. and international regulations imposes significant costs and may have adverse effects on an airline. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund's ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund's investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund's financing needs.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Shareholders.
Hedging Risk
The Fund may utilize financial instruments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii)
protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv)
preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date; or (vii) for any other reason that the Adviser deems appropriate.
While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction.
Derivatives Risk
The Fund may use various derivative instruments, such as options, futures, forwards, commodities, swaps and swaptions
(including interest rate and credit default swaps). Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities, credit default swaps, interest rate swaps and other swap agreements primarily for hedging and risk management purposes.
The Fund may treat reverse repurchase agreements and similar financing transactions as derivatives. The Fund also may use derivative instruments for investment purposes and/or to approximate or achieve the economic equivalent of an otherwise permitted investment
(as if the Fund directly invested in the securities, loans or claims of the subject portfolio company) or if such instruments are related to an otherwise permitted investment. The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, market risk, volatility risk, duration mismatch risk, correlation risk, counterparty risk, market liquidity risk, fund liquidity risk and legal and operational risk.
Note 4. Agreements and Related Party Transactions
Investment Advisory Agreement
On March 7, 2025, the Fund entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the
Adviser. The basis for the Board's approval of the Investment Advisory Agreement is detailed in "Other Information" section of the semi-annual report.
Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% based on the average daily value of the Fund`s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund. For the period ended December 31,
2025, the Management Fee was $3,760,640.
The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash.  For the period ended December 31, 2025, the Incentive Fee was
$5,399,785.
The Incentive Fee will be paid quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in
each calendar quarter as follows:
• No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-
Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
• 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667%
(6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The
“catch-up” is meant to provide the Adviser with approximately 10% of the Fund’s Pre-Incentive Fee Net Investment Income Returns
as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
• 10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of
1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.
The Adviser voluntarily agreed to waive receipt of the Management Fee and Incentive Fee until the commencement of any public offering of the Fund’s Shares. The public offering of the Shares commenced on August 29, 2025, at which time, the voluntary fee waiver terminated.  During the period ended December 31, 2025, $788,286 of Management Fees and $1,387,632 of Incentive Fees
were permanently waived.
Affiliated Transactions
The Fund may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the SEC. The Fund, the Adviser and certain of their affiliates were granted an order for exemptive relief that permitted co-
investing with affiliates of the Fund subject to various approvals of the Board and other conditions. On May 6, 2025, the Fund, the
Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief
(the “Order”) by the SEC for the Fund to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Fund generally is permitted to co-invest with certain of its affiliates if such co-
investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Fund co-
invests with its affiliates in an issuer where an affiliate of the Fund has an existing investment in the issuer, and (2) if the Fund disposes of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee the Fund’s participation in the co-investment program. As required by the Order, the Fund has adopted, and the
Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and the Fund’s Chief Compliance Officer will provide reporting to the Board.
Administration Agreement
On March 7, 2025, the  Fund entered into an Administration Agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Adviser performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
Except as specifically provided in the Administration Agreement entered into between the Fund and the Administrator, all investment professionals and staff of the Administrator, when and to the extent engaged in providing investment advisory and management services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, are provided and paid for by the Administrator. The Fund bears its allocable portion of the compensation paid by the Administrator (or its affiliates) to the Fund's Chief Compliance Officer and Chief Financial Officer and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to the Fund's business affairs). The
Fund bears all other costs and expenses of its operations, administration and transactions, including (i) Management Fees and
Incentive Fees paid to the Adviser pursuant to the Investment Advisory Agreement (ii) the Fund's allocable portion of overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement; and
(iii) all other expenses of the Fund's operations and transactions.
The Administrator has entered into agreements on behalf of the Fund with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.
Dealer Manager Agreement
Blue Owl Securities LLC will act as the dealer manager (the “Dealer Manager”) of the Fund's Shares, pursuant to a Dealer
Manager Agreement (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer
Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of
Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer
Manager and its affiliates and certain other persons against certain liabilities.
The Fund has adopted a Distribution and Servicing Plan for its Class S Shares and Class U Shares to pay to the Dealer Manager a
Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S Shares and Class U Shares and activities related to administration and servicing of
Class S or Class U Share accounts. The Distribution and Servicing Plan is operated in a manner consistent with Rule 12b-1 under the
1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, as a result of the exemptive relief permitting the
Fund to offer multiple classes of Shares, the Fund has undertaken to comply with the terms of Rule 12b-1.
Under the Distribution and Servicing Plan, Class S and Class U Shares will pay a Distribution and Servicing Fee to the Dealer
Manager at an annual rate of 0.85% and 0.75%, respectively, based on the aggregate net assets of the Fund attributable to such class, respectively, to be calculated as of the beginning of the first calendar day of each applicable month, and payable monthly in arrears.
The Distribution and Servicing Fee will be paid out of the relevant class's assets and will decrease the net profits or increase the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee will be paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of a Shareholder's investment and may cost the Shareholder more than paying other types of sales charges, if applicable.
Class I Shares will not be subject to any Distribution and Servicing Fee and will not bear any expenses associated therewith.
Expense Limitation Agreement
The Fund has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the
Adviser, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that Specified Expenses do not exceed 0.50% of the average daily net assets of the Fund on an annual basis (the
“Expense Limit”). “Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any distribution and/or servicing fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (ix)
transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (x) acquired fund fees and expenses, (xi) taxes, (xii) litigation and (xiii)
extraordinary expenses (as determined in the sole discretion of the Adviser).
The Fund has agreed to repay to the (i) Adviser any fees waived or assumed under the Expense Limitation Agreement and/or (ii)
Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limit (each, a “Waiver”), provided the repayments do not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limitation in effect at the time of the
Waiver and (ii) the Expense Limitation in effect at the time of the recoupment. Any such repayments must be made within three years after the month in which a Waiver is made. The Fund's repayment obligations shall survive any termination of the Expense Limitation
Agreement. During the period ended December 31, 2025, $7,433,983 of expenses were waived by the Adviser. The amount subject to repayment by the Fund to the Adviser under the waiver is $7,433,983, all of which will expire in the year ended December 31, 2028.
Payable to Affiliates
In the ordinary course of operations, the Fund enters, and may continue to enter into transactions in which the Adviser or its affiliates prepay for the Fund’s expenses that may be considered related party transactions. As of December 31, 2025, the Fund has an outstanding balance of $209,925 payable to affiliates in deal expense reimbursements.
Transfer Agent and Custodian
SS&C GIDS, Inc. serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer
Agent, under which the Transfer Agent provides transfer agency services to the Fund.
State Street Bank and Trust Company serves as Custodian of the Fund. The Fund has entered into a custody agreement with the
Custodian under which the Custodian provides custodian services to the Fund.
Significant Investments
The following investments are considered significant under Regulation S‑X, Rule 4‑08(g) for the period ending December 31,
2025:

Significant Investment	Total Assets	Total Liabilities	Net Investment Income (Loss)	Total Net Realized and Change in Unrealized Gain (loss)	Net Income
ACM Uprise Direct 2024 LLC	$355,018,291	$—	$71,589,706	$(22,540,605)	$49,049,101
Blue Crest Aviation Partners 2025-1 LLC	$86,406,092	$48,620,396	$(564,303)	$—	$(564,303)
Blue Owl Leasing LLC	$74,531,055	$10,076,469	$(173,068)	$27,653	$(145,415)
BOAC AIF A4 Interval Pagani Depositor LLC	$506,132,098	$384,641,741	$18,522,280	$(34,498,440)	$(15,976,160)
BOAC Crevasse I LLC	$77,484,769	$112,000	$3,377,172	$(11,685,169)	$(8,307,997)
BOAC IAT Aviation Opco 1 LLC	$214,536,249	$5,350	$(5,350)	$136,299	$130,949
BOAC Up Owl Night E 2025 JV LLC	$122,682,124	$37,869	$2,848,248	$(1,845,715)	$1,002,533
CCI GPCC Syndicate LLC	$7,643,461	$15,000	$192,893	$(3,468)	$189,425
Contrail JV II LLC Sunrise Portfolio Offshore LLC	$19,255,339	$836,540	$(79,913)	$(3,738,664)	$(3,818,577)
Contrail JV II LLC Sunrise Portfolio Onshore LLC	$11,421,801	$70,809	$(42,094)	$(1,194,311)	$(1,236,405)
LSI Financing LLC	$1,070,629,973	$333,269,971	$45,444,924	$43,560,960	$89,005,884

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Note 5. Investments
The sub asset class composition of investments based on fair value consisted of the below as of December 31, 2025:

December 31, 2025
Aircraft leasing	9.5%
Buildings and real estate	3.9
Commercial - credit cards	1.2
Commercial - other	1.9
Commercial - SME lending	9.0
Consumer - auto loans	7.3
Consumer - credit cards	4.6
Consumer - other	1.5
Consumer - personal loans	42.4
Equipment leasing	3.4
LP interests	2.9
Pharmaceuticals	2.0
Residential	10.1
Short term investments	0.3
Total	100.0%

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Note 6. Fair Value of Financial Instruments
The following table presents the fair value hierarchy of  the Fund’s cash, investments, and derivatives as of December 31, 2025:

	Fair Value Hierarchy as of December 31, 2025
	Level 1	Level 2	Level 3	Total
Investments:
ABF asset	$—	$—	$375,605,423	$375,605,423
ABF equity	—	—	99,513,880	99,513,880
Asset-backed security	—	—	417,890,035	417,890,035
Financing lease	—	—	4,367,141	4,367,141
First-lien senior secured debt investments	—	—	242,849,817	242,849,817
Investment partnerships	—	—	44,483,326	44,483,326
Promissory notes	—	—	9,689,571	9,689,571
Second-lien senior secured debt investments	—	—	40,451,920	40,451,920
Secured notes	—	—	30,080,000	30,080,000
Short term investments	10,901,866	—	—	10,901,866
Subtotal	10,901,866	—	1,264,931,113	1,275,832,979
Investments measured at Net Asset Value ("NAV")(1)	—	—	—	280,994,436
Total investments at fair value	$10,901,866	$—	$1,264,931,113	$1,556,827,415
Derivative assets:
Forward foreign currency contracts	$—	$19,312	$—	$19,312
Interest rate cap	—	7,700	—	7,700
Total derivative assets	$—	$27,012	$—	$27,012
Derivative liabilities:
Forward foreign currency contracts	$—	$(208,239)	$—	$(208,239)
Total derivative liabilities	$—	$(208,239)	$—	$(208,239)
(1)Includes various equity investments categorized as ABF equity or common equity, which is measured at fair value using the NAV per share (or its equivalent)
practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Summary Schedule of Investments.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
The following table present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of December 31, 2025:

	As of and for the period ended December 31, 2025
	ABF asset	ABF equity	Asset-backed security	Financing lease	First-lien senior secured debt investments	Investment partnerships	Promissory notes	Second-lien senior secured debt investments	Secured notes	Total
Fair value, beginning of period	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Purchases of investments, net	497,102,504	102,292,151	450,651,907	4,494,836	268,283,933	43,032,785	10,491,458	40,412,949	29,740,402	1,446,502,925
Proceeds from investments, net	(133,933,533)	(5,700,690)	(33,666,853)	(90,009)	(24,929,136)	—	(805,873)	—	—	(199,126,094)
Net change in unrealized gain (loss)	1,502,661	2,922,419	824,958	(37,686)	(722,311)	1,450,541	7,560	26,484	177,113	6,151,739
Net realized gains (losses)	11,098,154	—	(109,761)	—	—	—	(961)	—	—	10,987,432
Net amortization/accretion of premium/discount on investments	(164,363)	—	189,784	—	217,331	—	(2,613)	12,487	162,485	415,111
Transfers into (out of) Level 3(1)	—	—	—	—	—	—	—	—	—	—
Fair value, end of period	$375,605,423	$99,513,880	$417,890,035	$4,367,141	$242,849,817	$44,483,326	$9,689,571	$40,451,920	$30,080,000	$1,264,931,113
Net change in unrealized gain (loss) for the period ended December 31, 2025 on investments held at December 31, 2025	$1,502,661	$2,922,419	$824,958	$(37,686)	$(722,311)	$1,450,541	$7,560	$26,484	$177,113	$6,151,739
(1) Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
The following tables present quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of December 31, 2025. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	As of December 31, 2025
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)(1)	Impact to Valuation from an Increase in Input
ABF asset	$375,605,423	Discounted Cash Flow	Loss-Adjusted Discounted Rate	8.7% - 16.5% (10.9%)	Decrease
			Constant Default Rate	0.3% - 4.3% (2.4%)	Decrease
			Constant Prepayment Rate	0.0% - 23.0% (14.8%)	Decrease
ABF equity	$99,172,992	Discounted Cash Flow	Loss-Adjusted Discounted Rate	13.3% - 21.4% (14.2%)	Decrease
	340,888	Market Approach	Market Adjustment Factor (2)	0.0% - 0.0% (0.0%)	Increase
Asset-backed security	$407,978,035	Discounted Cash Flow	Loss-Adjusted Discounted Rate	5.8% - 25.0% (13.7%)	Decrease
			Constant Default Rate	6.5% - 15.0% (8.3%)	Decrease
			Constant Prepayment Rate	0.0% - 23.0% (8.8%)	Decrease
	9,912,000	Discounted Cash Flow	Loss-Adjusted Discounted Rate	7.9% - 11.7% (9.2%)	Decrease
Financing lease	$4,367,141	Discounted Cash Flow	Loss-Adjusted Discounted Rate	11.1% - 11.2% (11.2%)	Decrease
First-lien senior secured debt investments	$242,849,817	Discounted Cash Flow	Loss-Adjusted Discounted Rate	10.0% - 14.6% (11.5%)	Decrease
Investment partnerships	$44,483,326	Market Approach	Market Adjustment Factor (2)	0.0% - 2.2% (2.2%)	Increase
Promissory notes	$9,689,571	Discounted Cash Flow	Loss-Adjusted Discounted Rate	9.7% - 11.4% (10.5%)	Decrease
Second-lien senior secured debt investments	$40,451,920	Discounted Cash Flow	Loss-Adjusted Discounted Rate	11.0% - 12.9% (12.2%)	Decrease
Secured notes	$30,080,000	Discounted Cash Flow	Loss-Adjusted Discounted Rate	12.9% - 12.9% (12.9%)	Decrease
(1) The weighted average range of unobservable inputs is based on fair value of investments.
(2) Market adjustment factor was applied to the NAV provided by the manager of the underlying fund. The adjustment reflects market conditions based on relevant benchmarks and the fund’s historical performance.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Note 7. Debt
The Fund may not borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the
SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority. The 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule
18f-4. The Fund’s asset coverage was 545.71% as of December 31, 2025. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat reverse repurchase agreements as derivatives and, therefore, they do not qualify as “senior securities” for purposes of the 1940 Act and are not counted towards the Fund’s asset coverage.
Debt obligations consisted of the following as of December 31, 2025:

	For the period ended December 31, 2025
	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs (Premium)	Net Carrying Value
Fund Credit Facility	$300,000,000	$120,000,000	$180,000,000	$(3,152,052)	116,847,948
SPV Asset Facility I	100,000,000	100,000,000	—	(274,693)	99,725,307
SPV Asset Facility II	100,000,000	62,000,000	2,152,389	(218,665)	61,781,335
Short-Term Borrowings	50,125,000	50,125,000	—	—	50,125,000
Total Debt	$550,125,000	$332,125,000	$182,152,389	$(3,645,410)	$328,479,590
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.
The below table represents the components of interest expense for the period ended December 31, 2025:

For the period ended December 31, 2025
Interest expense	$2,459,070
Amortization of debt issuance (costs) premium	242,884
Total Interest Expense	$2,701,954
Average interest rate	6.47%
Average daily borrowings	$109,388,077
Credit Facilities
Fund Credit Facility
On September 22, 2025, the Fund entered into a Senior Secured Credit Agreement (as amended from time to time, the “Credit
Facility”). The parties to the Credit Facility include the Fund, as Borrower, the lenders and issuing banks from time to time parties thereto (each a “Credit Lender” and collectively, the “Credit Lenders”) and Regions Bank, as Administrative Agent. The following describes the terms of the Credit Facility as modified through November 19, 2025 (the “Credit Facility First Amendment Date”).
The Credit Facility is guaranteed by certain subsidiaries of the Fund in existence as of the Credit Facility First Amendment Date, and will be guaranteed by certain subsidiaries of the Fund that are formed or acquired by the Fund thereafter (each a “Guarantor” and collectively, the “Guarantors”). The Credit Facility provides for, on an aggregated basis, a revolving credit facility in the principal amount of $300.0 million. The amount available for borrowing under the Credit Facility is reduced by any standby letters of credit issued through the Credit Facility. Maximum capacity under the Credit Facility may be increased to $1.00 billion through the Fund’s exercise of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
financing. The Credit Facility includes a $30.0 million limit for swingline loans and is secured by a perfected first-priority interest in substantially all of the portfolio investments held by the Fund and each Guarantor, subject to certain exceptions.
The availability period under the Credit Facility will terminate on September 22, 2028 (the “Credit Facility Commitment
Termination Date”). The Credit Facility will mature on September 22, 2030 (the “Credit Facility Maturity Date”). During the period from the Credit Facility Commitment Termination Date to the Credit Facility Maturity Date, the Fund will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales and other recovery events and equity and debt issuances.
The Fund may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility in
U.S. dollars bear interest at term SOFR, daily simple SOFR or an index rate plus margin of 2.90% per annum, or the alternative base rate plus margin of 1.90% per annum. Amounts drawn under the Credit Facility in other permitted currencies bear interest at the relevant rate specified therein (including any applicable credit adjustment spread) plus margin of 2.90% per annum. The Credit
Facility includes customary covenants and events of default. The Credit Facility requires a minimum asset coverage ratio with respect to the consolidated assets of the Fund and its subsidiaries to senior securities that constitute indebtedness of no less than 3.00 to 1.00 at any time.
SPV Asset Facility I
On August 19, 2025, OWLCX SF 2025L Borrower Trust, a Delaware statutory trust and wholly-owned subsidiary of the Fund, entered into a Credit Agreement (the “SPV Asset Facility I”), with OWLCX SF 2025L Borrower Trust, as borrower, Wilmington
Trust, National Association, as Paying Agent and Securities Intermediary, Bank of America, N.A., as Administrative Agent for the
Lenders, and the institutions from time to time party thereto as lenders (the “SPV Asset Facility I Lenders”). The following describes the terms of the SPV Asset Facility I.
The aggregate commitment of the SPV Asset Facility I is $100.0 million and may be further increased from time to time in accordance with the terms of the facility. The availability of this amount is subject to a borrowing base which is based on the value of
OWLCX SF 2025L Borrower Trust’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and asset performance tests.
The SPV Asset Facility I provides for the ability to draw and redraw revolving loans through August 19, 2026 unless the revolving commitments are terminated as provided in the SPV Asset Facility I. Unless otherwise accelerated, the SPV Asset Facility I will mature on August 17, 2029 (the “SPV Asset Facility I Scheduled Maturity Date”). Prior to the SPV Asset Facility I Scheduled
Maturity Date, proceeds received by OWLCX SF 2025L Borrower Trust from principal and interest or fees on assets must be used to pay fees, expenses, principal (as applicable) and interest on outstanding borrowings, and the excess may be returned to OWLCX SF
2025L Borrower Trust, subject to certain conditions. On the SPV Asset Facility I Scheduled Maturity Date, OWLCX SF 2025L
Borrower Trust must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to  OWLCX SF 2025L Borrower Trust.
Amounts drawn bear interest at Daily Simple SOFR plus an applicable margin of 1.05% during the revolving period and pro rata period (1.55% after pro rata date) and there is an unused fee ranging from 0.15% to 0.25% (depending on utilization) on the undrawn amount of the aggregate commitment during the revolving period.
SPV Asset Facility II
On September 3, 2025, BOAC SQ 2025L IF Borrower LLC, a Delaware limited liability company and wholly-owned subsidiary of the Fund, entered into a Credit Agreement (the “SPV Asset Facility II”), with BOAC SQ 2025L IF Borrower LLC, as borrower,
Truist Bank, as Administrative Agent for the Lenders, and the institutions from time to time party thereto as lenders (the “SPV Asset
Facility II Lenders”). The following describes the terms of the SPV Asset Facility II.
The aggregate commitment of the SPV Asset Facility II is $100.0 million and may be further increased from time to time in accordance with the terms of the facility. The availability of this amount is subject to a borrowing base which is based on the value of
BOAC SQ 2025L IF Borrower LLC’s assets from time to time, and satisfaction of certain conditions, including certain concentration limits and asset performance tests.
The SPV Asset Facility II provides for the ability to draw and redraw revolving loans through September 3, 2026 unless the revolving commitments are terminated as provided in the SPV Asset Facility II. Unless otherwise accelerated, the SPV Asset Facility
II will mature on September 3, 2027 (the “SPV Asset Facility II Scheduled Maturity Date”). Prior to the SPV Asset Facility II
Scheduled Maturity Date, proceeds received by BOAC SQ 2025L IF Borrower LLC from principal and interest or fees on assets must be used to pay fees, expenses, principal (as applicable) and interest on outstanding borrowings, and the excess may be returned to
BOAC SQ 2025L IF Borrower LLC, subject to certain conditions. On the SPV Asset Facility II Scheduled Maturity Date, BOAC SQ

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
2025L IF Borrower LLC must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to BOAC SQ 2025L IF Borrower LLC.
Amounts drawn bear interest at 30-Day SOFR Average plus an applicable margin of 1.40% during the funding period (1.65%
after the funding period) and there is an unused fee ranging from 0.00% to 0.35% (depending on utilization) on the undrawn amount of the aggregate commitment during the revolving period.
Short-Term Borrowings
Master Repurchase Agreements
On various dates beginning on May 13, 2025, the Fund entered into Master Repurchase Agreements (the “Repurchase
Agreements”) with certain counterparties to provide short-term borrowings in the form of reverse repurchase agreements which the
Fund utilizes from time-to-time to manage its working capital needs. As part of the Repurchase Agreements, the Fund can sell a security to the lender for cash with an agreement to buy it back in the future at a pre-determined price.
The Fund’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Fund pledging eligible assets to the banks as collateral. No commitment fees were paid in connection with execution of these agreements.  Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat reverse repurchase agreements as derivatives and, therefore, they do not qualify as “senior securities” for purposes of the 1940 Act and are not counted towards the Fund’s asset coverage.
As of December 31, 2025, the Fund had outstanding $50.13 million of short-term borrowings under the Repurchase Agreements, reflected as payable for reverse repurchase agreements on the Fund’s Consolidated Statement of Assets and Liabilities. Short-term borrowings under the Repurchase Agreements bore interest at a weighted average applicable margin of 4.68% per annum as of
December 31, 2025. Certain of the Fund’s investments serve as collateral for the Fund’s obligations under the Repurchase Agreements and the carrying value of pledged investments were $68.08 million as of December 31, 2025.
Note 8. Derivatives
The Fund enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures. The fair value of foreign currency and interest rate derivative contracts are included within Derivative assets at fair value and Derivative liabilities at fair value, respectively, in the
Consolidated Statements of Assets and Liabilities.
The Fund operates as a "limited derivatives user" for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund's "derivatives exposure" is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund ceases to qualify as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
The following table presents the aggregate notional amount and fair value hierarchy of the Fund’s derivative financial instruments as of December 31, 2025.

As of December 31, 2025
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Forward foreign currency contracts	$—	$19,312	$—	$19,312	$6,484,017
Interest rate caps	—	7,700	—	7,700	100,000,000
Total Derivative Assets at fair value	$—	$27,012	$—	$27,012	$106,484,017
Cash collateral posted	—	—	—	—	—

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued

As of December 31, 2025
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Liabilities
Forward foreign currency contracts	$—	$(208,239)	$—	$(208,239)	$40,387,633
Total Derivative Liabilities at fair value	$—	$(208,239)	$—	$(208,239)	$40,387,633
Cash collateral posted	—	—	—	—	—
In the table above:
•The fair value of derivative assets and derivative liabilities, as applicable, is presented on a gross basis.
•The notional amount represents the absolute value amount of all outstanding derivative contracts.
•All foreign currency derivatives and interest rate caps are not designated in hedge relationships.
•The Fund has not applied counterparty netting or collateral netting; as such, the amounts of cash collateral received and posted are not offset against the derivative assets and derivative liabilities in the Consolidated Statements of Assets and Liabilities.
The table below presents the impact to the Consolidated Statements of Operations from derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship for the period ended December 31, 2025. The net change in unrealized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within net change in unrealized gain (loss) on derivative instruments in Consolidated Statements of Operations. The net
realized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Net realized gain (loss) on derivative instruments in the Consolidated Statements of Operations.

For the period ended December 31, 2025
Unrealized gain (loss)
Forward foreign currency contracts	$(188,927)
Interest rate caps	—
Net change in unrealized gain (loss)	$(188,927)
Realized gain (loss)
Forward foreign currency contracts	$114,517
Interest rate caps	—
Net realized gain (loss)	$114,517

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Note 9. Commitments and Contingencies
Investment Commitments
From time to time, the Fund may enter into commitments to fund investments in the form of revolving credit, delayed draw, ABF asset, or equity commitments, which require the Fund to provide funding when requested by the underlying investment in accordance with underlying agreements. The Fund had the following outstanding commitments as of December 31, 2025:

As of December 31, 2025
Total unfunded delayed draw term loan commitments	$9,314,516
Total unfunded revolving debt commitments	103,269,570
Total unfunded ABF asset commitments(1)	239,495,767
Total unfunded ABF equity commitments	2,184,618
Total unfunded commitments	$354,264,471
(1) The Fund has entered into forward flow arrangements that require the purchase of certain ABF assets. These unfunded commitments are subject to specified maximum monthly purchase amounts and are not structured as funding-on-demand obligations of the Platform.
As of December 31, 2025, and as of the date of entry into each unfunded investment commitment, the Fund believed it had adequate financial resources to satisfy the unfunded investment commitments.
Other Commitments and Contingencies
From time to time, the Fund may become a party to certain legal proceedings incidental to the normal course of its business. As of
December 31, 2025, management was not aware of any pending or threatened litigation relating to the Fund or its business.
Contractual Obligations
A summary of the Fund’s contractual payment obligations of its borrowings as of December 31, 2025 is as follows:

	Less than 1 year	1-3 Years	3-5 Years	Total
Fund Credit Facility	$—	$—	$120,000,000	$120,000,000
SPV Asset Facility I	—	—	100,000,000	100,000,000
SPV Asset Facility II	—	62,000,000	—	62,000,000
Short-Term Borrowings	50,125,000	—	—	50,125,000
Total Contractual Obligations	$50,125,000	$62,000,000	$220,000,000	$332,125,000
Note 10. Net Assets
Shares of Beneficial Interest; Share Class Description; Share Activity
The Fund is authorized to issue an unlimited number Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares and to, among other things, impose asset-based distribution fees and early withdrawal fees. Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the Fund's shares on August 29, 2025, Class I-F, Class S-F and Class U-F shares were reclassified as Class I, Class S and
Class U shares, respectively.  As a result, amounts reflected herein for Class I, Class S and Class U reflect activity relating to Class I-
F, Class S-F and Class U-F, respectively, prior to such reclassification. As of December 31, 2025, the Fund offered three separate classes of Shares designated as Class I, Class S and Class U Shares. As of December 31, 2025, no Class S Shares were outstanding.
Each class of Shares is subject to different fees and expenses.
No upfront selling commission, dealer manager fees, or other similar placement fees (together, the "Upfront Sales Load") will be paid to the Fund or Dealer Manager with respect to Class S and Class U Shares. If, however, Class S or Class U Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per Share for each Class S Share and 3.00% of the net offering price per Share for each Class U
Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I Shares.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Share Issuances
The following table summarizes transactions with respect to the Fund’s Shares during the following period:

Class I - F	For the period from March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the Private Placement	69,209,966	$696,621,490
Share transfers between classes (1)	(69,404,117)	(698,205,411)
Reinvestment of shareholders’ distributions	194,151	1,954,960
Repurchased shares of beneficial interest	—	—
Total shares/proceeds	—	$371,039

Class U - F	For the period from March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the Private Placement	17,766,384	178,619,636
Share transfers between classes (1)	(17,846,425)	(179,535,041)
Reinvestment of shareholders’ distributions	80,041	806,015
Repurchased shares of beneficial interest	—	—
Total shares/proceeds	—	$(109,390)

Class I	For the period from March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the continuous public offering	32,119,322	324,065,109
Share transfers between classes (1)	69,404,116	698,205,411
Reinvestment of shareholders’ distributions	2,114,864	21,194,497
Repurchased shares of beneficial interest	(65)	(641)
Total shares/proceeds	103,638,237	$1,043,464,376

Class U	For the period from March 7, 2025 (Commencement of Operations) to December 31, 2025
	Shares	Amount
Shares/gross proceeds from the continuous public offering	2,940,785	29,625,378
Share transfers between classes (1)	17,846,426	179,535,041
Reinvestment of shareholders’ distributions	741,410	7,438,114
Repurchased shares of beneficial interest (2)	(12,847)	(127,520)
Total shares/proceeds	21,515,774	$216,471,013
(1) Following the completion of the private offering of the Fund's shares and prior to the commencement of the public offering of the Fund's shares, Class I-F and Class U-F shares were reclassified as Class I and Class U shares, respectively. As a result, amounts reflected herein for Class I and Class U reflect activity relating to Class I-F and Class U-F, respectively, prior to such reclassification.
(2) Repurchased amount is net of the 2.00% early repurchase fee.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Distributions
The following table presents cash distributions per Share that were recorded during the following periods:

For the period ended December 31, 2025
Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount

May 31, 2025	June 3, 2025	$0.06	$428,470
June 30, 2025	July 3, 2025	0.09	1,224,007
July 31, 2025	August 11, 2025	0.09	5,148,506
August 31, 2025	September 4, 2025	0.09	8,028,749
September 30, 2025	October 1, 2025	0.08	7,230,452
October 31, 2025	November 3, 2025	0.08	8,390,124
November 30, 2025	December 1, 2025	0.08	9,164,802
December 31, 2025	January 2, 2026	0.22	26,909,912
	Total	$0.79	$66,525,022
(1) The per share data was derived using actual Shares outstanding at the date of the relevant transaction.
The Fund has implemented a dividend reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” distribution reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.
The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Fund has processed on its Shares during the following periods:

	For the period ended December 31, 2025
Source of Distribution (2)	Per Share	Amount	Percentage
Net investment income	$0.59	$49,861,396	75.0%
Net realized gain on investments	0.13	10,921,381	16.4%
Excess (undistributed) (1)	0.07	5,742,245	8.6%
Total	$0.79	$66,525,022	100.0%
(1) Represents the distributions in excess of net investment income and net realized gains for the current period. On a tax basis, distributions were solely derived from ordinary income. See Note 11, Income Taxes for more details.
(2) Data in this table is presented on a consolidated basis. Refer to Consolidated Financial Highlights for amounts by share class.
Share Repurchases
The Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV of not less than 5% nor more than 25%
of the Fund’s outstanding Shares. The Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis, commencing during its second full quarter of investment operations. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) of the applicable repurchase offer, which date is generally anticipated to be the same date as the “Repurchase Pricing
Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases).

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued

Commencement Date	Class	Expiration Date	Total Shares Tendered	Purchase Price Per Share	Total Shares Repurchased

July 14, 2025	I-F	August 14, 2025	—	$—	—
July 14, 2025	S-F	August 14, 2025	—	$—	—
July 14, 2025	U-F	August 14, 2025	—	$—	—
October 14, 2025	I	November 13, 2025	(65)	$10.12	(65)
October 14, 2025	S	November 13, 2025	—	$—	—
October 14, 2025	U	November 13, 2025	(12,847)	$10.12	(12,847)
Note 11. Income Taxes
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under
Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to its Shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, the Fund must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of
December 31, 2025.
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses, if any, the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments.
The following reflects the components of distributable earnings (losses) for the period ended December 31, 2025:

For the period ended December 31, 2025
Undistributed ordinary income	$1,847,489
Accumulated loss carryforwards	(16,174,427)
Other temporary differences	(383,545)
Net tax basis unrealized gain (loss)	2,303,338
Distributable earnings (losses)	$(12,407,145)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, preferential dividend, and differences in the tax treatment of underlying fund investments.

Reduction to Paid-in-Capital	Increase to Distributable earnings (losses)
$631,164	$631,164
Depending on the level of taxable income earned in a tax year, the Fund can be expected to carry forward taxable income
(including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Fund determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
Fund will accrue excise tax on estimated excess taxable income. As of December 31, 2025, the Fund accrued $150,000 of excise tax on estimated excess taxable income.
Total distributions processed during the period ended December 31, 2025 of $65,297,459 were derived from ordinary income of
$65,297,459, determined on a tax basis. Each year, a statement on Form 1099-DIV identifying the tax character of the distributions will be sent to our Shareholders. The tax character of the distributions are not determined until the Fund’s taxable year end.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to interest in pass-
through entities, mark-to-market gains (losses) on foreign currency contracts and non-deductible organizational costs.

For the period ended December 31, 2025
Federal tax cost of securities	$1,554,342,850
Gross unrealized appreciation	11,192,599
Gross unrealized depreciation	(8,889,261)
Net unrealized appreciation	$2,303,338
Taxable Subsidiaries
The Fund did not record a provision for income tax expense during the period ending on December 31, 2025 as the subsidiaries net investment income and realized or unrealized gains (losses) were immaterial for consolidation.
Note 12. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these consolidated financial statements.
Other than those discussed below, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.
Quarterly Repurchases
The Fund commenced a quarterly repurchase offer beginning on January 12, 2026 and ending on February 12, 2026. Shareholders that desired to tender shares for repurchase were required to do so on or before February 12, 2026.

Commencement Date	Class	Expiration Date	Total Shares Tendered	Repurchase Price per Share	Total Shares Repurchased

January 12, 2026	I	February 12, 2026	(1,627,166)	$9.94	(1,627,166)
January 12, 2026	S	February 12, 2026	—	$—	—
January 12, 2026	U	February 12, 2026	(164,671)	$9.94	(164,671)
      Amendment to Credit Facility
On February 20, 2026, the Fund entered into an Amendment to the Credit Facility in order to increase the total revolving commitment of the Credit Facility from $300.0 million to $750.0 million.

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Blue Owl Alternative Credit Fund:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Blue Owl Alternative Credit Fund (the Fund), including the consolidated summary schedule of investments, as of December 31, 2025, the related consolidated statements of operations, changes in net assets and cash flows for the period from March 7, 2025 (Commencement of Operations) to December 31,
2025, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period from March 7, 2025 (Commencement of Operations) to December 31, 2025. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations, changes in its net assets and its cash flows for the period from March 7, 2025 (Commencement of Operations)
to December 31, 2025, and the consolidated financial highlights for the period from March 7, 2025 (Commencement of Operations) to
December 31, 2025, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB)
and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians, brokers and other counterparties;
when replies were not received from custodians, brokers and/or counterparties, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audit provides a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the Fund’s auditor since 2025.
New York, New York
February 26, 2026

Other Information (Unaudited)
Proxy Voting Record
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:
(i) without charge, upon request, by calling the Fund at 212-419-3000 or (ii) by visiting the SEC’s website at www.sec.gov.
Complete Consolidated Schedule of Investments
The Fund’s complete consolidated schedule of investments is filed with the SEC on Form N-CSR.  The Fund’s Form N-CSR, and the complete consolidated schedule of investments, are available on the SEC website at sec.gov or without charge and upon request by calling the Fund at 212-419-3000, and on the Fund’s website at https://owlcx.com/.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov or without charge and upon request by calling the
Fund at 212-419-3000.
The Fund makes public certain information about its investments. For more information about the Fund, visit https://owlcx.com/.
Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the
Fund’s website is subject to change without notice.
Management of the Fund (Unaudited)
The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 212-419-3000.
The address of each Trustee and officer as it relates to the Fund's business is c/o Blue Owl Alternative Credit Advisors II LLC,
399 Park Avenue, New York, NY 10022.
Trustees

Name and Year of Birth	Position(s) Held with the Fund (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
James Gillies (1975)	Chair of the Board, Trustee (since inception)	Founder, Clay Island Advisors, LLC (since December 2022); Senior Managing Director, Wafra Inc. (an alternative investment manager) (September 2004 to September 2021)	1	None
Jane Nelson (1958)	Trustee (since inception)	Retired; Personal Investor	1	Adams Funds (since December 2021); First Eagle Alternative Capital BDC, Inc. (December 2018 to February 2022)
Paul Quistberg (1962)	Trustee (since inception)	Chief Investment Officer, Fidelity High Income & Alternatives (September 2021 to December 2024); Chief Investment Officer, Fidelity Strategic Advisers (March 2018 to September 2021)	1	None

Blue Owl Alternative Credit Fund
Other Information - Continued
(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert Flowers (1958)	Trustee (since inception)	Managing Member, Tamerlane Advisors (since 2008); Senior Advisor, Atalaya Capital Management (January 2019 to May 2022)	1	None
Interested Trustee
Ivan Zinn (1974)	Trustee, President and Chief Executive Officer (since inception)	Head of Alternative Credit, Blue Owl (since September 2024); Founder and Chief Investment Officer, Atalaya Capital Management (February 2006 to September 2024)	1	None
Officers

Name (Year of Birth)	Position Held (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Andrew Murphy (1972)	Secretary (since inception)	Senior Managing Director, Blue Owl (since January 2025); Managing Director, Blue Owl (February 2020 to December 2024)
Gerald Cammarata (1981)	Treasurer and Chief Financial Officer (since inception)	Senior Managing Director, Blue Owl (since October 2024); Chief Financial Officer, Atalaya Capital Management LP (March 2012 to September 2024)
Tara Dempsey (1981)	Chief Compliance Officer (since inception)	Managing Director, Compliance Officer, Blue Owl (since May 2023); Compliance Officer, Onex Credit (May 2021 to April 2023); Compliance Officer, Goldman Sachs Asset Management (August 2014 to May 2021)
Vincent Cataldo (1984)	Vice President (since inception)	Senior Managing Director, Blue Owl; Head of Tax of Blue Owl Capital Inc., Blue Owl Advisers and Blue Owl BDCs (since 2018)

Shareholder Privacy Notice (Unaudited)
We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts.
Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:
•account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;
•transaction history of a shareholder’s account; and
•service providers.
We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:
•Our service providers, including our Adviser, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.
•Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.
•Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our governing documents, including in accordance with subpoenas, court orders, and requests from government regulators.
If you decide to close your account(s), we will continue to adhere to the practices described in this notice.
If you invest in our Shares through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

(b)Not applicable.
Item 2.Code of Ethics.
(a)Blue Owl Alternative Credit Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).
(b) Not applicable.
(c)The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.
(d)There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the
Fund’s Code of Ethics during the reporting period for this Form N-CSR.
(e)Not applicable.
(f)The Fund’s Code of Ethics is attached herewith as Exhibit 19(a)(1).
Item 3.Audit Committee Financial Expert.
The Board of Trustees of the Fund has determined that Jane Nelson qualifies as an “audit committee financial expert” as such term is defined in Item 3(b) of Form N-CSR and is an "independent" trustee pursuant to paragraph (a)(2) of Item 3 of Form N-
CSR.
Item 4.Independent Registered Public Accountant Fees and Services.
(a)-(d)The Fund has engaged its independent registered public accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The following information is provided for the period ending December 31,
2025.
“Audit Fees” refer to the aggregate fees billed for professional services rendered by the Fund’s independent registered public accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that year. “Audit-Related Fees” refer to the aggregate fees billed for assurance and related services by the independent registered public accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”. “Tax Fees” refer to the aggregate fees billed for professional services rendered by the independent registered public accountant for review of federal tax forms and other tax compliance, tax advice, and tax planning. “All Other Fees” refer to the aggregate fees billed for professional services rendered by the independent registered public accountant for certain review of the Fund’s registration statement.

Fiscal period ended December 31, 2025
Audit Fees	$519,500
Audit-Related Fees	50,000
Tax Fees	—
All Other Fees	—
Total Fees	$569,500
(e)(1)The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended
(the “1934 Act”).
(e)(2)All of the audit and tax services described above for which KPMG billed the Fund fees for the fiscal period ended
December  31, 2025 were pre-approved by the Audit Committee.
(f)Not applicable.

(g) For the fiscal period ended December 31, 2025, aggregate non-audit fees billed by the Fund’s independent registered public accountant for services rendered to the Fund and to the Fund’s investment adviser were $[  ] and $[  ], respectively.
(h)The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to the
Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independent registered public accountant’s independence. No such services were rendered.
(i)Not applicable.
(j)Not applicable.
Item 5.Audit Committee of Listed Registrants.
Not applicable.
Item 6.Investments.
(a) A Consolidated Summary Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form, and additional details are provided in the Consolidated Schedule of Investments attached as Exhibit 19(c) hereto.
Additionally, attached as Exhibit 19(d) is the opinion rendered by KPMG, the fund’s independent registered public accounting firm.
(b) Not applicable.
Item 7.Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting Policies
The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and the Board and, accordingly, are subject to change.
For purposes of these proxy voting policies and procedures described below, "we," "our" and "us" refer to the Adviser.
Introduction
As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our clients' securities in the best interest of our clients' shareholders. We will review on a case-by-
case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients.

Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients' investments.
To ensure that our vote is not the product of a conflict of interest, we will require that: (i) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Item 13.Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) Identification of Portfolio Managers
As of the date of this filing, the portfolio managers of the Fund are as follows:
Nicole Drapkin, Senior Managing Director and Portfolio Manager (since inception)
Nicole Drapkin joined Blue Owl in 2016 and is a Senior Managing Director and member of the Direct Lending Investment Team.
In her role, she serves as co-head of Opportunistic Credit and shares responsibility for the Blue Owl Opportunistic Lending Fund.
Previously, Nicole served as a member of Owl Rock Capital Advisors' Originations team. Prior to joining Blue Owl, Nicole was a
Principal in the Principal Credit Investments Group at the CPP Investment Board, where she focused on sourcing and evaluating credit investments across the gaming, consumer retail, software and healthcare sectors. Prior to that, Nicole was a Vice President in the Leveraged Finance Group at Goldman Sachs & Co. in New York. Nicole currently serves on the board of directors of the
Marlene Meyerson JCC of Manhattan. Nicole received a BA, with Honors, from Princeton University.
Justin Burns, Managing Director and Portfolio Manager (since inception)
Justin Burns joined Blue Owl in 2024 and is a Managing Director and member of the Alternative Credit Investment Team. In his role, he is responsible for sourcing, underwriting, executing, and managing investments, primarily within asset-based opportunities. Before joining Blue Owl, Justin was a Managing Director at Atalaya Capital Management, the predecessor firm to
Blue Owl's Alternative Credit team, from 2012 to 2024, where he was a senior member of the Financial Asset investment team.
Prior to that, Justin was an investment banking analyst at Citigroup where he covered the Power & Utilities sector. Justin received his BS in Business Management with concentrations in Finance and Corporate Reporting & Analysis from the Carroll School of
Management at Boston College.
(a)(2) Other Accounts Managed by Portfolio Managers
As of December 31, 2025, the portfolio managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (in millions)
Nicole Drapkin
Other Registered Investment Companies	0	$—	0	$—
Other Pooled Investment Vehicles:	4	$1,486	2	$1,249
Other Accounts:	0	$—	0	$—
Justin Burns
Other Registered Investment Companies	0	$—	0	$—
Other Pooled Investment Vehicles:	0	$—	0	$—
Other Accounts:	0	$—	0	$—
(a)(3) Compensation Structure of Portfolio Managers
The portfolio managers are paid by Blue Owl based on their individual performance, and the performance of Blue Owl’s business as a whole. Portfolio managers are paid a base salary, and may be paid discretionary and/or formulaic bonuses and other incentive compensation, including bonuses and incentive compensation tied to the management or incentive fees earned by Blue Owl and its affiliates from certain funds and other investment products managed by Blue Owl. In addition, portfolio managers’ incentive compensation may be paid partially in the form of restricted stock units and other grants of Blue Owl stock.
(a)(4) Disclosure of Securities Ownership of Portfolio Managers
The following table sets forth, for each portfolio manager, the aggregate dollar range of the Fund's equity securities beneficially owned as of December 31, 2025.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Nicole Drapkin	$500,001-$1,000,000
Justin Burns	$100,001-$500,000
(b) Not applicable.
Item 14.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 15.Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of
Trustees since the registrant last provided disclosure in response to applicable regulatory requirements.
Item 16.Controls and Procedures.
(a) The Fund’s President and Chief Executive Officer (Principal Executive Officer) and Treasurer and Chief Financial Officer
(Principal Financial Officer) have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act)
that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 17.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 18.Recovery of Erroneously Awarded Compensation.
Not applicable.
Item 19.Exhibits, Financial Statement Schedules.

Exhibit Number	Description of Exhibits
(a)(1)	The Fund’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).
(a)(2)	Not applicable.
(a)(3)	Separate certifications for the Principal Executive Officer and the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Separate certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Consolidated Schedule of Investments is attached hereto.
(d)	Opinion of KPMG is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Blue Owl Alternative Credit Fund

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	February 26, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	February 26, 2026

By:	/s/ Gerald Cammarata
Name:	Gerald Cammarata
Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)
Date:	February 26, 2026